EXHIBIT 10.55


                    AMENDED AND RESTATED INVESTMENT AGREEMENT

                                  by and among

                              MOTIENT CORPORATION,

                         MOBILE SATELLITE VENTURES LLC,


               TMI COMMUNICATIONS AND COMPANY, LIMITED PARTNERSHIP

                                       and

                           THE INVESTORS NAMED HEREIN


                                   dated as of
                                October 12, 2001

                                                                  EXECUTION COPY

                    AMENDED AND RESTATED INVESTMENT AGREEMENT



     AMENDED AND RESTATED INVESTMENT AGREEMENT, dated as of October 12, 2001 by and among MOTIENT CORPORATION, a Delaware corporation ("Parent"), MOBILE SATELLITE VENTURES LLC, a Delaware limited liability company (formerly named "Motient Satellite Ventures LLC," hereinafter sometimes referred to as "Newco LLC"), each of the existing investors in Newco LLC identified under the caption "EXISTING INVESTORS" on Schedule IV hereto (each, an "Existing Investor" and collectively, the "Existing Investors"), each of the new investors in Newco LLC identified under the caption "NOTE INVESTORS" on Schedule III hereto (each, a "Note Investor" and collectively, the "Note Investors"), each of the new investors in Newco LLC identified under the caption "NEW INVESTORS" on Schedule IV hereto (each, a "New Investor" and collectively, the "New Investors") and TMI COMMUNICATIONS AND COMPANY, LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Quebec ("TMI"). The Existing Investors, the
Note Investors and the New Investors are referred to herein each, as an "Investor" and collectively, as the "Investors".

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Motient Services Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Sub"), has been issued licenses by the FCC to provide satellite communications services (such licenses, together with the satellite and ground assets, the "Existing Sub Business") in the United States and surrounding waters and airspace and has a license to provide such services in the 1530-1559 MHz and 1631.5-1660.5 MHz band;

     WHEREAS, in June 2000, pursuant to an Investment Agreement dated as of June 22, 2000 (such agreement, as in effect on the date hereof, referred to as the "June Investment Agreement"), Parent and the Existing Investors formed and funded Newco LLC, which entered into certain arrangements with Sub, including an Asset Sale Agreement dated as of June 29, 2000 (the "Sub Asset Sale Agreement") (the transactions involving Parent, Sub, Newco LLC, the Existing Investors and related parties consummated in June 2000 pursuant to the June Investment Agreement are referred to herein as the "June Transactions", and the June Investment Agreement, the Sub Asset Sale Agreement and the other agreements entered into in connection therewith are referred to herein as the "June Agreements");

     WHEREAS, in January 2001, pursuant to the January 2001 Investment Agreement dated as of January 8, 2001 (such agreement, as in effect on the date hereof, referred to as the "January Investment Agreement"), Parent, Newco LLC, TMI, the Existing Investors and the New Investors entered into certain arrangements with TMI, including the TMI Asset Sale Agreements (as defined herein) and amended and restated the Sub Asset Sale Agreement (the January Investment Agreement, the Asset Sale Agreements (as defined herein) and the other agreements entered into in connection therewith, in each case, as in effect on the date hereof, are referred to herein as the "January Agreements");

     WHEREAS, TMI, which is indirectly wholly-owned by BCE Inc., a Canadian business corporation ("BCE"), is the holder of a license issued by the Canadian Government for L-Band mobile satellite spectrum and the owner of related satellite, ground and customer assets (collectively, the "Existing TMI Business");

     WHEREAS,  the  parties  wish for Newco LLC,  which is owned as set forth on
Schedule I hereto, to be converted into a Delaware limited partnership at the First Closing, to be named Mobile Satellite Ventures, LP ("Newco LP"), with the interests of the members of Newco LLC being converted into the interests in Newco LP reflected on Schedule II hereto;

     WHEREAS, the parties hereto wish for Newco LP and TMI to rationalize and restructure the operations of the satellite and related ground systems of the Existing Sub Business and the Existing TMI Business, together with the spectrum and licenses (including service and feeder links, satellite orbit slots and additional spectrum license filings in the 2 GHz bands), customer bases, intellectual property, switches, network and related assets into a legal and operational structure that supports and maximizes the economic viability of a regional mobile satellite system, subject to complying with all U.S. and Canadian regulatory requirements;

     WHEREAS, BCE has entered into a Non-Interference Agreement with Newco; and

     WHEREAS the parties have developed a network operations plan reflecting their intentions as to certain aspects of the combination of the Existing Sub Business and the Existing TMI Business;

     WHEREAS, the parties hereto wish to amend and restate the January Investment Agreement to provide for, among other things, (i) the issuance and sale by Newco LP of the Convertible Notes (as defined herein) to the Note Investors at the First Closing (as defined herein), (ii) the consummation of the transactions contemplated by the Asset Sale Agreements (that were entered into in connection with the January Investment Agreement) at the First Closing, (iii) the elimination of the Investors Option (as defined in the January Investment Agreement) and (iv) certain other changes as provided herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.        The First Closing.
-----------------------------------

1.1.     Formation of Newco GP; Conversion of Newco LLC.
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     (a) At or prior to the First  Closing,  the  parties  shall form a Delaware corporation ("Newco GP"), to be named Mobile Satellite Ventures GP Inc., to act as the general partner of Newco LP. Newco GP shall have one class of common stock, which shall be owned by the Note Investors and the limited partners of Newco LP pro rata in accordance with their Percentage Interests on an as converted basis, in Newco LP. The charter and by-laws of Newco GP shall be substantially in the forms of Exhibits A and B hereto, and at the First Closing the entities which are to be Limited Partners of Newco LP and the Note Investors, shall enter into the Newco GP Stockholders Agreement in the form of Exhibit C hereto. At the First Closing, the entities which are to be limited partners in Newco LP and the Note Investors shall purchase shares of Newco GP, execute all consents and other approvals, and take all other actions reasonably necessary to effect the conversion and other actions described in this Section
1.1. At the First Closing, Newco LLC shall convert into Newco LP in accordance with Section 18-216 of the Delaware Limited Liability Company Act and Section 17-217 of the Delaware Revised Uniform Limited Partnership Act (the "DRULPA"). The limited partnership agreement of Newco LP (the "Newco LP Agreement") shall be substantially in the form of Exhibit D hereto, except that prior to giving effect to the consummation of the other transactions to be consummated at the First Closing, Newco LP shall be owned as set forth on Schedule II hereto.

     (b) Notwithstanding the foregoing, if the conversion of Newco LLC into a Delaware limited partnership or its continued status as a Delaware limited partnership would or shall cause a materially adverse Canadian tax effect to TMI due to a change in law or interpretation under Canadian tax law, the parties in good faith will undertake to effect the conversion or continuation of Newco LLC as a limited partnership in a U.S. jurisdiction other than Delaware that will provide the same Canadian tax effects intended by this Agreement to be conferred on TMI by the conversion or continuation of Newco LLC as a Delaware limited partnership and will not otherwise have a Material Adverse Effect on any partner in Newco LP. In that event, references to "Delaware" and certain provisions of Delaware law herein and in the Ancillary Agreements correspondingly shall be changed, where appropriate, to the name of that other U.S. jurisdiction. The entities which are to be partners in Newco LP shall execute all consents and other approvals, and take all other actions, reasonably necessary to effect the conversion described in the immediately preceding sentence. Any additional costs or expenses incurred by the parties in connection with such change of jurisdiction shall be for the account of TMI.

     (c) At or prior to the First Closing, Newco shall form a wholly-owned subsidiary of Newco LP ("Newco Sub") to hold the FCC licenses that are to be transferred by Sub and TMI to Newco or Newco Sub under the Asset Sale Agreements.

1.2.     Purchase and Sale of the Convertible Notes.
---------------------------------------------------

     (a) At the First Closing, each Note Investor shall, severally and not jointly (subject to the second sentence of Section 1.5(c)), purchase from Newco LP, and Newco LP shall issue and sell to such Note Investor, subordinated convertible promissory notes (each a "Convertible Note" and collectively, the "Convertible Notes") in the respective aggregate principal amount specified opposite such Note Investor's name on Schedule III hereto at the purchase price of 100% of the principal amount thereof, which shall result in an aggregate purchase price to be paid by the Note Investors for all of the Convertible Notes to be purchased by them at the First Closing of Fifty Two Million Five Hundred Thousand Dollars (US$52,500,000). Following the First Closing, Newco LP shall be owned as set forth on Schedule V.

     (b) At the First Closing, Parent Sub shall purchase from Newco LP and Newco LP shall issue and sell to Parent Sub a Convertible Note in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) at the purchase price of 100% of the principal amount thereof. The Convertible Notes shall be substantially in the form of Exhibit E hereto.

1.3.     Formation of TMI Sub; TMI Asset Sale; The TMI Interest.
---------------------------------------------------------------

     (a) At or prior to the First Closing, TMI will form a special purpose Delaware limited partnership ("TMI Sub") to hold the limited partnership interest in Newco LP described opposite TMI Sub's name on Schedule II (the "TMI Interest").

     (b) At the First Closing, the transactions contemplated by the TMI Asset Sale Agreements shall be consummated, including (i) the issuance to TMI of the limited partnership interest in Newco LP described opposite TMI Sub's name on
Schedule II, (ii) the issuance to TMI of a US $11.5 million promissory note substantially in the form of Exhibit F (the "TMI Note"), (iii) the payment by Newco to TMI of US$7,500,000, (iv) the transfer by TMI of a 33% equity interest in Canadian Holdco to Newco and (v) the transfer by TMI of a 20% equity interest in Canadian License Co. to Newco.

1.4.     Formation of Parent Sub; Sub Asset Sale; The Parent Interest.
---------------------------------------------------------------------

     (a) At or prior to the First Closing, Parent will form a special purpose Delaware corporation ("Parent Sub") to hold the limited partnership interest (the "Parent Interest") in Newco LP described opposite Parent Sub's name on
Schedule II and to purchase the Convertible Note as contemplated by Section 1.2 hereof.

     (b) At the First Closing, the transactions contemplated by the Amended and Restated Sub Asset Sale Agreement shall be consummated, including (i) the issuance by Newco of a US $15 million promissory note to Sub substantially in the form of Exhibit G hereto (the "MSI Note") and (ii) the payment by Newco to Sub of US$45,000,000.

1.5.     The First Closing.
--------------------------

     (a) The closing of the transactions contemplated by this Section 1 (the "First Closing") shall take place at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, Virginia as soon as practicable after the receipt of all third-party and governmental consents and approvals and the satisfaction of other conditions which are specified herein as conditions to the First Closing or on such other date as shall be mutually agreed by TMI, Parent and the Note Investors (the "First Closing Date"). The parties shall use all reasonable efforts to consummate the First Closing Transactions as soon as practicable.

     (b) At the First Closing the parties shall execute and deliver (and cause their affiliates to execute and deliver) the Ancillary Agreements and the other certificates, documents and instruments contemplated hereby and thereby and shall consummate the First Closing Transactions. At the First Closing, Newco LP shall deliver to each Existing Investor, to TMI Sub and to Parent Sub an executed copy of the Newco LP Agreement evidencing the Interest held by such person.

     (c) At the First Closing, Newco LP will deliver to each Note Investor the Convertible Note(s) to be purchased by such Note Investor in the form of a single Convertible Note (or such greater number of Convertible Notes, in denominations of at least $500,000, or such lesser amount as shall be equal to such Note Investor's purchase price for its Convertible Note, as such Note Investor may request and as shall be reflected in Schedule III hereto) dated the date of the First Closing and registered in such Note Investor's name against delivery by such Note Investor to Newco LP of the purchase price therefor, which shall be paid by wire transfer to an account designated in writing by Newco at least three business days prior to the First Closing. If any Note Investor shall fail to make the payment contemplated by the preceding sentence (or shall fail to participate in the First Closing), the other Note Investors in such Note Investor's Investor Group (as shown on Schedule III) shall be obligated to make up for the resulting shortfall. If any such Investor Group shall fail to comply with its obligations hereunder, the other Note Investors shall have the pro rata right (but not the obligation) to make up for the resulting shortfall, in which case the other Note Investor(s) shall be deemed to have consented to such re-allocation of the purchase and sale of the Convertible Notes.

     (d) At the First Closing, Newco LP will deliver to Parent Sub the Convertible Note to be purchased by Parent Sub in the form of a single Convertible Note dated the date of the First Closing and registered in Parent Sub's name against delivery by Parent Sub to Newco LP of the purchase price therefor, which shall be paid by wire transfer to an account designated in writing by Newco LP at least three business days prior to the First Closing.

     (e) At the First Closing, Newco LP shall deliver to each Existing Investor, to TMI Sub and to Parent Sub an executed copy of the Newco LP Agreement evidencing the Interest held by such person.

     (f) At the First Closing, Newco GP shall deliver to each Existing Investor, to each Note Investor, to TMI Sub and to Parent Sub an executed copy of the Newco GP Stockholders Agreement.

     (g) At the First Closing, the following transactions shall be deemed to occur in the following order:

          (1) The transactions contemplated by Section 1.1 hereof (including the conversion of Newco LLC into Newco LP);

          (2) The transactions contemplated by Section 1.2 hereof (including the purchase and sale of the Convertible Notes);

          (3) The transactions contemplated by the Amended and Restated Sub Asset Sale Agreement;

          (4) The transfer by Parent to Parent Sub of the Parent Interest;

          (5) The issuance to TMI of the TMI Interest;

          (6) The transfer by TMI of the TMI Interest to TMI Sub;

          (7) The transactions contemplated by the TMI-Canadian License Co. Asset Sale Agreement;

          (8) The transfer by TMI of 800 shares (representing 80%) of the capital stock of Canadian License Co. to Canadian Holdco.;

          (9) The transactions contemplated by the TMI-ULC Asset Sale Agreement; and

          (10) The transactions (other than (5) above) contemplated by the TMI-Newco Asset Sale Agreement.

1.6.     Conditions to First Closing.
------------------------------------

     (a) Conditions to the Obligations of all Parties. The obligations of the parties hereto to consummate the transactions contemplated hereby at the First Closing are subject to the satisfaction of the following conditions: (i) no ruling, order, injunction, decree, statute, rule or regulation of any governmental authority shall prevent the consummation of the transactions contemplated hereby; provided, however, that the parties shall use all commercially reasonable efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted; (ii) immediately prior to the First Closing, Newco's pre-closing liabilities and financial commitments as a whole (excluding those arising out of this Agreement or the Ancillary Agreements) shall not exceed the sum of cash on hand and Five Hundred Thousand Dollars ($500,000); and (iii) each party shall have delivered any appropriate cross-receipts or similar documentation reasonably requested by another party.

     (b) Conditions to the Obligations of the Note Investors. The obligations of each Note Investor to consummate the transactions contemplated at the First Closing are subject to the satisfaction or waiver, on or before the First Closing Date, of the following additional conditions:

          (i) Representations, Warranties and Covenants of Other Parties. The representations and warranties of Parent and Newco LLC set forth in Section 4 of this Agreement and of TMI set forth in Section 6 of this Agreement and the respective representations and warranties of Parent, Newco LLC and TMI set forth in the Ancillary Agreements shall be true and correct as of the date when made and (unless made as of a specified date) as of the First Closing Date except for such breaches as would not have a Material Adverse Effect on (w) Parent, (x) Newco, (y) the Existing Sub Business and the
     Existing TMI Business (taken as a whole), or (z) the licenses or spectrum of either the Existing Sub Business or the Existing TMI Business; provided, however, that if any of the representations and warranties are already qualified in any respect as to materiality or as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Parent, Newco LLC, and TMI shall have performed in all material respects their respective covenants set forth in this Agreement to be performed prior to or at the First Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). Neither Parent nor Newco LLC shall have taken any action which would violate any provision of the Newco LLC Operating Agreement. At the First Closing, Parent shall deliver to each Note Investor an officer's certificate, dated the First Closing Date and duly executed by an executive officer, certifying as to Parent's and Newco's compliance with the conditions applicable to them set forth in this clause (i) and in clauses
     (ii), (iii), (iv), (ix), (x), (xiii), (xiv), and (xvii); and TMI shall deliver to each Note Investor an officer's certificate, dated as of the First Closing Date and duly executed by an executive officer, certifying as to TMI's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iv), (ix), (xi) (xii), (xiii), (xiv) and (xvii).

          (ii) LP Conversion; Newco GP Stockholders Agreement. Newco GP shall have been formed and Newco LLC shall have been converted into Newco LP as contemplated by Section 1.1 hereof. TMI Sub, Parent Sub, and each Existing Investor shall have executed and delivered to such Note Investor the Newco GP Stockholders Agreement.

          (iii) LP Certificates. Newco GP shall have executed and filed with the Secretary of State of the State of Delaware the certificate of conversion (the "Conversion Certificate") and certificate of limited partnership (the "LP Certificate"), each in the form attached hereto as Exhibit H.

          (iv) Ancillary Agreements. The parties to the Ancillary Agreements shall have executed and delivered such agreements substantially in the forms attached as Exhibits hereto and shall be prepared, at the First Closing, to consummate the First Closing Transactions.

          (v) Opinions of Counsel to Parent and TMI. Such Note Investor shall have received (x) an opinion or opinions of counsel (which may include opinions of the general counsel) to Parent and Newco, dated the First Closing Date, reasonably satisfactory to MSV Investors, LLC (the "Lead Note Investor") with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby, (y) opinions of counsel to TMI reasonably satisfactory to the Lead Note Investor with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby and by the Ancillary Agreements (including without limitation, as to matters (other than priority) relating to the Guaranty, the Security Agreement and the Pledge Agreement), and (z) opinions of regulatory counsel for TMI and for Parent and Newco acceptable to the Lead Note Investor in its good faith discretion.

          (vi) Board of Directors of Newco GP. Newco GP shall have delivered to such Note Investor evidence that the number of directors comprising Newco GP's board of directors has been fixed as contemplated by the Newco GP Stockholders Agreement and that the persons designated by the Note Investors pursuant thereto shall have been elected to such board.

          (vii) Good Standing Certificates. Newco LLC shall have delivered to such Note Investor a copy of a certificate of good standing, dated as of a date not earlier than five days prior to the First Closing, from the State of Delaware and the Commonwealth of Virginia.

          (viii) Secretary's Certificates. TMI, TMI Sub, Parent, Parent Sub, Newco GP and Sub shall have delivered to such Note Investor certificates executed by their respective secretaries, dated the First Closing Date, each certifying (A) in the case of Newco GP, a copy of its and Newco LP's organizational documents, (B) resolutions of its respective Board of Directors or Board of Managers authorizing the transactions contemplated hereby and by the Ancillary Agreements, (C) incumbency matters, and (D) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by the Lead
     Note Investor.

          (ix) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) any Transaction Party (other than any
     Note Investor), (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of either the Existing Sub Business or the Existing TMI Business or (ii) presents a substantial possibility of preventing the consummation of any material transaction contemplated hereby or by any Ancillary Agreements.

          (x) FCC Approval. The FCC Change of Control Approval shall have been issued and become effective.

          (xi) CRTC Approval. The CRTC Approval shall have been granted and shall have been issued and become effective.

          (xii) Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

          (xiii) Other Consents and Approvals. Without giving effect to the application of or compliance with the provisions of Section 2.4(b) of each of the Asset Sale Agreements (with the exception of the TMI-ULC Asset Sales Agreement, to which this proviso refers to Section 3(b) thereof), the Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including the consents of lenders, but excluding all FCC approvals, CRTC approvals and Industry Canada approvals not described in clauses (x), (xi) and (xii) above) which are material and, in the reasonable judgment of the Lead Note Investor, necessary in connection with the transactions contemplated hereby and by the Ancillary Agreements, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act").

          (xiv) No Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect, with respect to (x) any Transaction Party (other than any Note Investor), (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of either the Existing Sub Business or the Existing TMI Business.

          (xv) Fairness Opinion. Parent shall have delivered to each Investor a copy of an opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., addressed to the board of directors of Motient Holdings Inc. and Sub of even date herewith accompanied by a letter confirming that each Investor is authorized to rely upon such opinion, subject to all the qualifications and limitations set forth therein, and neither such opinion nor such letter shall have been withdrawn, amended or revoked; provided, that if the First Closing occurs at any time after 45 days after the date hereof, the Investors shall be entitled to request a bring-down of such opinion as a condition to the First Closing and such bring-down opinion shall be delivered on or before the First Closing and shall be reasonably satisfactory to each Investor.

          (xvi) Other Documents. TMI, Parent, Newco LLC, Newco LP and Sub shall have delivered to such Note Investor such other documents as counsel to the Lead Note Investor may reasonably request.

          (xvii) Encumbrances. At the First Closing, all of the assets to be conveyed under the TMI Asset Sale Agreements shall be free and clear of any and all Encumbrances including without limitation any Encumbrances held by BCE or its affiliates, other than any Encumbrances specifically permitted by the TMI Asset Sale Agreements. At the First Closing, all of the assets to be conveyed under the Amended and Restated Sub Asset Sale Agreement shall be free and clear of any and all Encumbrances other than any Encumbrances specifically permitted by the Amended and Restated Sub Asset Sale Agreement.

          (xviii) TMI-Telesat Letter Agreement. TMI and Telesat Canada shall have performed all of their obligations under the TMI-Telesat Letter Agreement to be performed at or before the First Closing.

          (xix) Simultaneous Purchase. The obligation of each Note Investor to purchase its Convertible Notes is expressly conditioned upon the prior or substantially simultaneous purchase by each other Note Investor (other than any other Note Investor in such Note Investor's Investor Group) of its respective portion of the Convertible Notes as set forth on Schedule III hereto; provided that the purchase by a Note Investor of another Note Investor's shortfall pursuant to 1.5(c) hereof shall not be deemed to be a failure to purchase for purposes of satisfying this condition.

          (xx) Satisfaction of Other Closing Conditions. The obligation of the Lead Note Investor to purchase its Convertible Notes is expressly conditioned upon all other conditions to the First Closing having occurred or having been waived by the respective parties.

          (xxi) No Termination Event. No events shall have occurred which give rise to a right of Newco to terminate any of the Ancillary Agreements to which it is presently a party, regardless of whether Newco has exercised such right.

          (xxii) Indenture Release Documentation. Parent shall have submitted the documentation required by Section 11.05 of the Indenture to the Trustee (as defined in the Indenture) in order to have Sub released from its obligation under its Subsidiary Guaranty (as defined in the Indenture) as contemplated by Section 10.18 hereof.

          (xxiii) BCE Non-Interference Amendment. TMI shall have delivered to each Note Investor a copy of an amendment to the BCE Non-Interference Agreement duly executed by BCE clarifying that the references in such agreement to the "Investment Agreement" are to this Agreement and references in such agreement to the "Closing" are to the First Closing hereunder. For certainty, the failure to deliver such amendment shall not be deemed to be a breach of this Agreement by TMI, provided that TMI uses all reasonable commercial efforts to deliver such amendment.

     (c) Conditions to the Obligations of Parent and Newco LLC. The obligations of Parent and Newco LLC to consummate the transactions contemplated hereby at the First Closing are subject to the satisfaction or waiver, on or before the First Closing Date, of the following additional conditions:

          (i) Representations, Warranties and Covenants of the Note Investors and TMI. The representations and warranties of each Note Investor set forth in Section 5 of this Agreement and of TMI set forth in Section 6 of this Agreement shall be true and correct as of the date when made and (unless made as of a specified date) as of the First Closing Date except for such breaches as would not have a Material Adverse Effect on (x) Newco, (y) the Existing TMI Business and the Existing Sub Business (taken as a whole), or
     (z) the licenses or spectrum of the Existing TMI Business; provided, however, that if any of the representations and warranties are already qualified in any respect as to materiality or as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Each Note Investor and TMI shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to or at the First Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the First Closing, each Note Investor shall deliver to Parent an officer's certificate, dated the First Closing Date and duly executed by an executive officer, certifying as to such Note Investor's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iii), (vi) and (x), and TMI shall deliver to Parent an officer's certificate, dated the First Closing Date and duly executed by an executive officer, certifying as to TMI's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iii), (vi), (viii), (ix), (x),
     (xi), (xiii), and (xiv).

          (ii) Newco LP Agreement; Newco GP Stockholders Agreement. TMI Sub, each Existing Investor and Newco GP shall have executed and delivered to Parent Sub the Newco LP Agreement and TMI Sub, each Note Investor and each Existing Investor shall have executed and delivered to Parent Sub the Newco GP Stockholders Agreement.

          (iii) Ancillary Agreements. The parties to the Ancillary Agreements shall have executed and delivered such agreements substantially in the form attached hereto as Exhibits and shall be prepared at the First Closing to consummate the First Closing Transactions.

          (iv) Opinions of Counsel to TMI. Parent and Newco shall have received opinions of counsel to TMI reasonably satisfactory to such Parent with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby and by the Ancillary Agreements (including without limitation, as to matters (other than priority) relating to the Guaranty, the Security Agreement and the Pledge Agreement), and an opinion of regulatory counsel for TMI acceptable to Parent in its good faith discretion.

          (v) Secretary's Certificates. Each Note Investor and TMI shall have delivered to Parent a certificate executed by its Secretary, dated the First Closing Date, certifying (A) resolutions of its Board of Directors authorizing the transactions contemplated herein, (B) incumbency matters, and (C) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by Parent.

          (vi) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) TMI, (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of the Existing TMI Business, or (ii) presents a substantial possibility of preventing the consummation of any material transaction contemplated hereby or by any Ancillary Agreement.

          (vii) FCC Approval. The FCC Change of Control Approval shall have been issued and become effective.

          (viii) CRTC Approval. The CRTC Approval shall have been granted and shall have been issued and become effective.

          (ix) Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

          (x) Other Consents and Approvals. The Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including consents of lenders, but excluding all FCC approvals, CRTC approval and Industry Canada approvals not described in clauses (vii),
     (viii) and (ix) above) which are material and, in the reasonable judgment of Parent, necessary in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act;

          (xi) No Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect with respect to (x) Newco or TMI, (y) the Existing Sub Business and the Existing TMI Business (taken as a whole) or (z) the licenses or spectrum of the Existing TMI Business.

          (xii) Conditions in Amended and Restated Sub Asset Sale Agreement. The conditions to Sub's obligations under the Amended and Restated Sub Asset Sale Agreement shall have been satisfied or waived.

          (xiii) BCE Encumbrances. At the First Closing, all of the assets to be conveyed under the TMI Asset Sale Agreements shall be free and clear of any and all Encumbrances including without limitation any Encumbrances held by BCE or its affiliates, other than any Encumbrances specifically permitted by the TMI Asset Sale Agreements.

          (xiv) TMI-Telesat Letter Agreement. TMI and Telesat Canada shall have performed all of their obligations under the TMI-Telesat Letter Agreement to be performed at or before the First Closing.

          (xv) BCE Non-Interference Amendment. TMI shall have delivered to Parent a copy of an amendment to the BCE Non-Interference Agreement duly executed by BCE clarifying that the references in such agreement to the "Investment Agreement" are to this Agreement and references in such agreement to the "Closing" are to the First Closing hereunder. For certainty, the failure to deliver such amendment shall not be deemed to be a breach of this Agreement by TMI, provided that TMI uses all reasonable commercial efforts to deliver such amendment.

     (d) Conditions to the Obligations of TMI. The obligations of TMI to consummate the transactions contemplated hereby at the First Closing are subject to the satisfaction or waiver, on or before the First Closing Date, of the following additional conditions:

          (i) Representations, Warranties and Covenants of Parent, Newco and the
     Note Investors. The representations and warranties of Parent and Newco set forth in Section 4 of this Agreement and of the Note Investors set forth in
     Section 5 of this Agreement shall be true and correct as of the date when made and (unless made as of a specified date) as of the First Closing Date except for such breaches as would not have a Material Adverse Effect on Newco or the Existing Sub Business; provided, however, that if any of the representations and warranties are already qualified in any respect as to materiality or as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Newco LLC and each Note Investor shall have performed in all material respects their respective covenants set forth in this Agreement to be performed prior to or at the First Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the First Closing Newco LLC shall deliver to TMI an officer's certificate, dated the First Closing Date and duly executed by an executive officer, certifying as to Newco LLC's compliance with the conditions applicable to it set forth in this clause
     (i) and in clauses (ii), (iii), (iv), (ix), (x), (xiii) and (xiv), and each Investor shall deliver to TMI an officer's certificate, dated the First Closing Date and duly executed by an executive officer, certifying as to such Note Investor's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (iv), (ix) and (xiii).

          (ii) LP Conversion; Newco LP Agreement. Newco LLC shall have been converted into Newco LP and Parent Sub, Newco GP and each Existing Investor shall have executed and delivered to TMI Sub the Newco LP Agreement and Parent Sub, each Existing Investor and each Note Investor shall have executed and delivered to TMI Sub the Newco GP Stockholders Agreement.

          (iii) LP Certificate. Newco LP shall have adopted and filed with the Secretary of State of the State of Delaware the LP Certificate.

          (iv) Ancillary Agreements. The parties to the Ancillary Agreements shall have executed and delivered such agreements substantially in the form attached hereto as Exhibits and shall be prepared at the First Closing to consummate the First Closing Transactions.

          (v) Opinions of Counsel to Newco. TMI shall have received an opinion or opinions of counsel (which may include opinions of the general counsel) to Parent and Newco, dated the First Closing Date, reasonably satisfactory to TMI with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby.

          (vi) Board of Directors of Newco GP. Newco GP shall have delivered to TMI evidence that the number of directors comprising Newco GP's board of directors has been fixed pursuant to the Newco GP Stockholders Agreement and that the persons designated by TMI Sub pursuant thereto shall have been elected to such board.

          (vii) Good Standing Certificates. Newco LLC shall have delivered to TMI a copy of a certificate of good standing, dated as of a date not earlier than five days prior to the First Closing, from the State of Delaware and the Commonwealth of Virginia. (viii) Secretary's Certificates. Each Investor, Parent and Newco shall have delivered to TMI a certificate executed by its respective Secretary, dated the First Closing Date, certifying (A) resolutions of its Board of Directors or Board of Managers authorizing the transactions contemplated herein, (B) incumbency matters, and (C) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by TMI.

          (ix) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (i) could have a Material Adverse Effect on (x) Newco, (y) the Existing TMI Business and the Existing Sub Business (taken as a whole) or (z) the licenses or spectrum of the existing Sub Business, or (ii) presents a substantial possibility of preventing the consummation of the transactions contemplated hereby or by any Ancillary Agreement.

          (x) FCC Approval. The FCC Change of Control Approval shall have been issued and become effective.

          (xi) CRTC Approval. The CRTC Approval shall have been granted and shall have been issued and become effective.

          (xii) Industry Canada Approval. The Industry Canada Transfer of License Approval shall have been issued and become effective.

          (xiii) Other Consents and Approvals. Without giving effect to the application of or compliance with the provisions of Section 2.4(b) of the Amended and Restated Sub Asset Sale Agreement, the Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including consents of lenders, but excluding all FCC approvals, CRTC approvals and Industry Canada approvals not described in clauses (x), (xi) and (xii) above) which are material and, in the reasonable judgment of TMI, necessary in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act.

          (xiv) No Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect, with respect to (x) Newco or (y) the Existing Sub Business and the Existing TMI Business taken as a whole.

          (xv) Fairness Opinion. Parent shall have delivered to TMI a copy of an opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., addressed to the board of directors of Motient Holdings Inc. and Sub of even date herewith accompanied by a letter confirming that TMI is authorized to rely upon such opinion, subject to all the qualifications and limitations set forth therein, and neither such opinion nor such letter shall have been withdrawn, amended or revoked; provided, that if the First Closing occurs at any time after 45 days after the date hereof, TMI shall be entitled to request a bring-down of such opinion as a condition to the First Closing and such bring-down opinion shall be delivered on or before the First Closing and shall be reasonably satisfactory to TMI.

          (xvi) Conditions in TMI Asset Sale Agreements. The conditions to TMI's obligations under the TMI Asset Sale Agreements shall have been satisfied or waived.

          (xvii) Encumbrances. At the First Closing, all of the assets to be conveyed under the Amended and Restated Sub Asset Sale Agreements shall be free and clear of any and all Encumbrances other than any Encumbrances specifically permitted by the Amended and Restated Sub Asset Sale Agreement.

          (xviii) Indenture Release Documentation. Parent shall have submitted the documentation required by Section 11.05 of the Indenture to the Trustee (as defined in the Indenture) in order to have Sub released from its obligation under its Subsidiary Guaranty (as defined in the Indenture) as contemplated by Section 10.18 hereof.

SECTION 2.        The Second Closing.
------------------------------------

2.1. The Investor Interests.(a) At the Second Closing, each New Investor and each Existing Investor (collectively, the "Second Closing Investors") shall, severally and not jointly (subject to the second sentence of Section 2.3(b)), purchase from Newco LP, and Newco LP shall sell to such Second Closing Investor, the number of Class A Preferred Units in Newco LP described opposite such Second Closing Investor's name on Schedule IV (or such greater number in accordance with Section 2.2)(collectively, the "Investor Interests") for the purchase price indicated on Schedule IV, which shall result in an aggregate purchase price to be paid by the Second Closing Investors for all of the Investor Interests to be purchased at the Second Closing of Fifty Million Dollars (US$50,000,000) (the "Investor Purchase Price"). Following the Second Closing, if no adjustment to the Per Unit Purchase Price is made pursuant to Section 2.2 hereof, Newco LP shall be owned as set forth on Schedule VI hereto.

     (b) Notwithstanding the other provisions of this Agreement, in the event that, at the request of Newco LP, prior to the Second Closing any of the Second Closing Investors (each, a "Pre-Funding Investor") provide additional capital ("Pre-Funded Capital") to Newco LP after the First Closing (whether in the form of the purchase of additional Units or otherwise), then if such Pre-Funding Investor so elects at the time of the funding of such Pre-Funded Capital, the amount of the Pre-Funded Capital funded by such Pre-Funding Investor shall be deducted from the Investor Purchase Price payable at the Second Closing by such electing Pre-Funding Investor and the amount of Class A Preferred Units to be purchased at the Second Closing by such Pre-Funding Investor shall be proportionately reduced; provided, that in no event shall such elections reduce the total Investor Purchase Price by more than $10,000,000 in the aggregate. For the avoidance of doubt, any funding of Pre-Funding Capital shall not be deemed to be the Second Closing for any purpose hereunder.

2.2.     Per Unit Purchase Price Adjustment.
-------------------------------------------

     (a) If the Issuer shall declare or make any distribution of its assets (including cash) to holders of any Units (except for distributions to pay taxes in accordance with Section 8.2 of the Newco LP Agreement) as a partial liquidating dividend, by way of return of capital or otherwise, then the Second Closing Investors shall be entitled to receive on the Second Closing Date the amount of such assets which, if the Series A Preferred Units had been purchased and issued immediately prior to such time, would have been payable to the holder of such Class A Preferred Units on the record date for the determination of partners entitled to such distribution. Notwithstanding anything herein to the contrary, no adjustment in the Per Unit Purchase Price shall be made under this
Section 2.2(a) to the extent the Second Closing Investors participate in any such distribution of assets in accordance with this Section 2.2(a).

     (b) If Newco LP, at any time from and after the First Closing Date and prior to the Second Closing Date, subdivides (by any split, dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding Units into a greater number of Units, then, after the date of record for effecting such subdivision, the Per Unit Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced. If Newco LP, at any time from and after the First Closing Date and prior to the Second Closing Date, combines (by reverse split, recapitalization, reorganization, reclassification or otherwise) the outstanding Units into a smaller number of Units, then, after the date of record for effecting such combination, the Per Unit Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     (c) If Newco LP shall, at any time or from time to time after the First Closing Date and prior to the Second Closing Date, issue any Units (as defined in the Newco LP Agreement)(other than an issuance of Units as a dividend or in a split of or subdivision in respect of which the adjustment provided for in
Section 2.2(d) applies), options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units, or options to purchase or rights to subscribe for such convertible or exchangeable securities without consideration or for consideration per Unit less the Per Unit Purchase Price in effect immediately prior to such issuance, then such Per Unit Purchase Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

          (i) the Per Unit Purchase Price in effect immediately prior to the issuance of such Units, options, rights or securities by

          (ii) a fraction of which (x) the denominator shall be the number of Units outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of (a) the number of Units outstanding on a fully-diluted basis immediately prior to such issuance and
     (b) the number of additional Units which the aggregate consideration for the number of Units so offered would purchase at the Per Unit Purchase Price.

For purposes of this Section 2.2, "fully diluted basis" shall be determined in accordance with the treasury stock method of computing fully diluted earnings per Unit in accordance with GAAP

     (d) If Newco LP shall, at any time or from time to time after the First Closing Date, directly or indirectly, redeem, purchase or otherwise acquire any Units, options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units (other than the Convertible Notes which are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per Unit greater than the Per Unit Purchase Price (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to Newco LP upon exercise, conversion or exchange) immediately prior to such event, then the Per Unit Purchase Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

          (i) the Per Unit Purchase Price in effect immediately prior to such event by

          (ii) a fraction of which (x) the denominator shall be the Per Unit Purchase Price immediately prior to such event and (y) the numerator shall be the result of dividing:

               (1) the product of (A) the number of Units outstanding on a fully-diluted basis and (B) the Per Unit Purchase Price, in each case immediately prior to such event, minus (2) the aggregate consideration paid by Newco LP in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by Newco LP upon exercise, conversion or exchange), by

               (2) the number of Units outstanding on a fully-diluted basis immediately after such event.

     (e) For the purposes of any adjustment of a Per Unit Purchase Price pursuant to paragraphs (a) and (b) of this Section 2.2, the following provisions shall be applicable:

          (i) In the case of the issuance of Units for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or placement fees payable by Newco LP to any underwriter or placement agent in connection with the issuance and sale thereof.

          (ii) In the case of the issuance of Units for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the board of directors of Newco GP.

          (iii) In the case of the issuance of options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

               (1) the aggregate maximum number of Units deliverable upon exercise of such options to purchase or rights to subscribe for Units shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by Newco LP upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Units covered thereby;

               (2) the aggregate maximum number of Units deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by Newco LP for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by Newco LP upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above);

               (3) on any  change  in  the  number  of  Units  deliverable  upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the applicable Per Unit Purchase Price shall forthwith be readjusted to such Per Unit Purchase Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

               (4) no further adjustment of the Per Unit Purchase Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Units on the exercise of any such rights or options or any conversion or exchange of any such securities.

     (f) Notwithstanding anything in this Section 2.2 to the contrary, no adjustment to the Per Unit Purchase Price shall be made upon the issuance of any interests in Newco LP issued (i) pursuant to this Agreement or the Convertible Notes or any of the transactions contemplated hereby or thereby (including the conversion or redemption of the Convertible Notes), (ii) in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (iii) as part of an initial public offering or other registered underwritten public offering of Newco LP's securities, (iv) under an employee compensation plan approved by the Newco GP and (v) upon conversion or exchange of any Convertible Note.

     (g) Within 10 Business Days after the occurrence of any event which requires any adjustment of the Per Unit Purchase Price, Newco LP shall give written notice thereof to the Second Closing Investors. Such notice shall state the Per Unit Purchase Price resulting from such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by an appropriate officer of the general partner of Newco LP.

     (h) No adjustment of the Per Unit Purchase Price shall be made in an amount of less than 1% of the Per Unit Purchase Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Per Unit Purchase Price.

     (i) In the event of a reduction in the Per Unit Purchase Price, the aggregate Investor Purchase Price shall not be reduced, but the number of Class A Preferred Units to the purchased by each Second Closing Investor at the Second Closing shall be proportionately increased to reflect the reduced Per Unit Purchase Price then in effect.

2.3.     The Second Closing.
---------------------------

     (a) The closing of the transactions contemplated by this Section 2 (the "Second Closing") shall take place at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, Virginia within ninety (90) days following the date (the "FCC Order Finality Date") that the FCC Applications Order shall have been issued and become a Final FCC Order (unless the FCC Order Finality Date shall occur subsequent to March 31, 2003, in which case the Second Closing Investors shall have the option to proceed with the Second Closing until June 30, 2003) or on such other date as shall be mutually agreed by Newco LP (by vote of a majority of the disinterested directors of Newco GP) and the Second Closing Investors (the "Second Closing Date"). At the Second Closing the parties shall execute and deliver (and cause their affiliates to execute and deliver) the agreements and the other certificates, documents and instruments contemplated hereby and shall consummate the transactions contemplated by this
Section 2.

     (b) At the Second Closing, Newco LP shall deliver to each Investor, to TMI Sub and to Parent Sub an executed copy of the Newco LP Agreement evidencing the limited partnership interests in Newco LP (the "Interests") held by such person. In the case of each Second Closing Investor, such delivery shall be made against receipt at the Second Closing by Newco LP from such Second Closing Investor of its portion of the Investor Purchase Price, which shall be paid by wire transfer to an account designated in writing by Newco LP at least three business days prior to the Second Closing. If any Second Closing Investor shall fail to make the payment contemplated by the preceding sentence (or shall fail to participate in the Second Closing), the other Second Closing Investors in such Second Closing Investor's Investor Group (as shown on Schedule IV) shall be obligated to make up for the resulting shortfall. If any Investor Group shall fail to comply with its obligations hereunder, the other Second Closing Investors shall have the pro rata right (but not the obligation) to make up for the resulting shortfall, in which case the other Second Closing Investor(s) shall be deemed to have consented to the Investor Interests being re-allocated appropriately.

     (c) At the Second Closing, all of the Convertible Notes that have not theretofore been converted into Interests by the holder thereof shall automatically convert into Interests in Newco LP in accordance with their respective terms and the Newco LP Agreement delivered at the Second Closing pursuant to Section 2.3(b) shall evidence such Interests in Newco LP; provided that at or prior to the Second Closing, Newco LP shall have received at least US$50 million in total funding from the Second Closing Investors (through the combination of Pre-Funded Capital and the Investor Purchase Price paid at the Second Closing).

     (d) At the Second Closing, Newco LP shall repay in cash all of the then outstanding principal of and accrued interest on the MSI Note and the TMI Note, in accordance with their respective terms; provided that such repayment shall be subject in all cases to the terms of the TMI Note and the MSI Note; and provided further that in respect to such repayment of the MSI Note, there shall not have been an Event of Default under the Convertible Notes pursuant to which the holders thereof have declared the Convertible Notes due and payable; provided further that at or prior to the Second Closing, Newco LP shall have received at least US$50 million in total funding from the Second Closing Investors (through the combination of Pre-Funded Capital and the Investor Purchase Price paid at the Second Closing).

2.4.     Conditions to the Second Closing.
-----------------------------------------

     (a) Conditions to the Obligations of Newco LP and the Second Closing Investors. The obligations of Newco LP and the Second Closing Investors to consummate the transactions contemplated hereby at the Second Closing are subject to the satisfaction of the following condition: no ruling, order, injunction, decree, statute, rule or regulation of any governmental authority shall prevent the consummation of the transactions contemplated hereby; provided, however, that the parties shall use all commercially reasonable efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

     (b) Conditions to the Obligations of the Second Closing Investors. The obligations of each Second Closing Investor to consummate the transactions contemplated hereby at the Second Closing are subject to the satisfaction or waiver, on or before the Second Closing Date, of the following additional conditions:

          (i) Representations, Warranties and Covenants of Newco LP. The representations and warranties of Newco LP set forth in Section 8 of this Agreement shall be true and correct in all material respects as of the Second Closing Date except for such breaches as would not have a Material Adverse Effect on Newco LP; provided, however, that if any of the representations and warranties are already qualified as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Newco LP shall have performed in all material respects its respective covenants set forth in this Agreement to be performed prior to or at the Second Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). Newco LP shall not have taken any action which would violate any provision of the Newco LP
     Agreement. At the Second Closing, Newco LP shall deliver to each Second Closing Investor an officer's certificate, dated the Second Closing Date and duly executed by an executive officer of Newco GP, certifying as to the satisfaction of the condition set forth in clause (xiii) below and as to Newco LP's compliance with the conditions applicable to it set forth in this clause (i) and in clauses (ii), (iii), (vii) and (viii).

          (ii) Newco LP Agreement Addendum. The addendum to the Newco LP Agreement attached hereto as Exhibit Y shall have been duly executed by Newco LP and all Persons (other than such Second Closing Investor) necessary to make such addendum binding on and enforceable against all of the limited partners in Newco LP.

          (iii) Newco GP Stockholders Agreement Addendum. The addendum to the Newco GP Stockholders Agreement attached hereto as Exhibit Z shall have been duly executed by Newco GP and all Persons (other than such Second Closing Investor) necessary to make such addendum binding on and enforceable against all of the stockholders of Newco GP.

          (iv) Opinions of Counsel to Newco LP. Such Second Closing Investor shall have received an opinion of counsel to Newco LP, dated the Second Closing Date, reasonably satisfactory to Telcom Satellite Ventures Inc. (the "Lead Second Closing Investor") with respect to matters customarily addressed by legal counsel in connection with transactions of the type contemplated hereby to occur in connection with the Second Closing.

          (v) Good Standing Certificates. Newco LP shall have delivered to such Second Closing Investor a copy of a certificate of good standing, dated as of a date not earlier than five days prior to the Second Closing Date, from the State of Delaware and the Commonwealth of Virginia.

          (vi) Secretary's Certificates. Newco LP shall have delivered to such Second Closing Investor certificates executed by the secretary of Newco GP, dated the Second Closing Date, each certifying (A) a copy of the organizational documents of Newco LP and Newco GP, (B) resolutions of Newco GP's Board of Directors authorizing the transactions contemplated hereby and by the Ancillary Agreements, (C) incumbency matters, and (D) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby as may be reasonably requested by the Lead Second Closing Investor.

          (vii) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which (A) could have a Material Adverse Effect on Newco LP or (B) seeks to prevent the consummation of the transactions contemplated hereby, and is material in nature.

          (viii) FCC Approval. The FCC Applications Order shall have been issued and become a Final FCC Order on or before March 31, 2003.

          (ix) Other Consents and Approvals. The Transaction Parties shall have received all governmental, shareholder and third party consents and approvals (including the consents of lenders, but excluding FCC approval, which is covered by clause (vii) above) which are material and, in the reasonable judgment of the Lead Second Closing Investor, necessary in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act.

          (x) No Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred with respect to Newco LP, nor shall any event or events have occurred which would be reasonably likely to have a Material Adverse Effect on Newco LP.

          (xi) Other Documents. Newco LP shall have delivered to such Second Closing Investor such other documents as counsel to the Lead Second Closing Investor may reasonably request.

          (xii) Other Investors. Each other Second Closing Investor (other than any other Second Closing Investor in such Second Closing Investor's Investor Group) shall be prepared to close simultaneously.

          (xiii) First Closing. All transactions contemplated hereby to have occurred at or in connection with the First Closing shall have occurred as contemplated hereby, without any material default by any party hereto or any waiver of, or non-compliance with, any of the conditions set forth in
     Section 1.6.

     (c) Conditions to the Obligations of Newco LP. The obligations of Newco LP to consummate the transactions contemplated hereby at the Second Closing are subject to the satisfaction or waiver, on or before the Second Closing Date, of the following additional conditions: (i) Representations, Warranties and Covenants of the Second Closing Investors. The representations and warranties of each Second Closing Investor set forth in Section 5 of this Agreement shall be true and correct in all material respects as of the date when made and (unless made as of a specified date) as of the Second Closing Date; provided, however, that if any of the representations and warranties are already qualified as to Material Adverse Effect, such representation or warranty shall be true and correct as of such dates in all respects (i.e., as written). Each Second Closing Investor shall have performed in all material respects its covenants set forth in this Agreement to be performed prior to or at the Second Closing; provided, however, that if any of the covenants are already qualified in any respect by materiality or as to Material Adverse Effect, such covenant shall have been performed in all respects (i.e., as written). At the Second Closing each Second Closing Investor shall deliver to Newco LP an officer's certificate, dated the Second Closing Date and duly executed by an executive officer, certifying as to such Second Closing Investor's compliance with the conditions applicable to it set forth in this clause (i) and in clause (v).

               (ii) Newco LP Agreement Addendum. The addendum to the Newco LP Agreement attached hereto as Exhibit Y shall have been duly executed by all Persons (other than Newco LP) necessary to make such addendum binding on and enforceable against all of the limited partners in Newco LP.

               (iii) Newco GP Stockholder Agreement Addendum. The addendum to the Newco GP Stockholders Agreement attached hereto as Exhibit Z shall have been duly executed by all Persons (other than such Newco GP) necessary to make such addendum binding on and enforceable against all of the stockholders of Newco GP.

               (iv) Secretary's Certificates. Each Second Closing Investor shall have delivered to Newco LP a certificate executed by its Secretary, dated the Second Closing Date, certifying (A) resolutions of its Board of Directors authorizing the transactions contemplated herein, (B) incumbency matters, and (C) such other proceedings relating to the authorization, execution and delivery of this Agreement, the Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby as may be reasonably requested by Newco LP.

               (v) No Pending Action. No action, suit, investigation, proceeding, temporary restraining order, preliminary or permanent injunction or other order or decree shall be pending or threatened in any court or other tribunal or before any arbitrator or governmental authority which presents a substantial possibility of preventing the consummation of any material transaction contemplated hereby or by any Ancillary Agreement.

               (vi) Consents and Approvals. The Second Closing Investors and Newco LP shall have received all governmental, shareholder and third party consents and approvals (including consents of lenders) which are material and, in the reasonable judgment of Newco LP, necessary in connection with the transactions contemplated hereby and by the Ancillary Agreements including the expiration or termination of any applicable waiting period under the HSR Act.

2.5. Required Consents. Prior to the Second Closing Date, except for any transaction, agreement, undertaking, activity or other action required in order for Newco LP to perform its obligations specifically set forth in this Agreement or any Ancillary Agreement or for Newco LP to exercise any of its rights specifically set forth herein or therein, Newco LP shall not take any of the following actions, without the prior consent of the of Existing Investors holding not less than 50.1% of the Percentage Interests in Newco LP then held by all Existing Investors in Newco LP:

     (a) neither Newco LP nor any Subsidiary of Newco LP shall, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so, other than the following:

          (i) any Lien in favor of the holders of the Convertible Notes;

          (ii)  Liens to secure  Purchase  Money  Indebtedness  permitted  under
     Section 2.5(g)(i) below, provided that such Liens cover only the assets acquired with such Purchase Money Indebtedness.

          (iii) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are maintained;

          (iv) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which do not secure Debt and are not delinquent or remain payable without penalty;

          (v) Liens (other than any Lien imposed by ERISA) on the property of Newco LP incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

          (vi) Liens on the property of Newco LP securing (1) the performance of bids, trade contracts (other than for borrowed money or other Debt), leases, statutory obligations, and (2) obligations on surety and appeal bonds, and (3) other obligations of a like nature incurred in the ordinary course of business which do not secure Debt, provided that all such Liens in the aggregate could not cause a Material Adverse Effect;

          (vii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of Newco LP;

          (viii) Liens on contract rights under subscriber equipment leases sold, pledged or otherwise transferred pursuant to any bona fide financing of such leases; and

          (ix) Liens to secure Debt permitted under Section 2.5(g)(vii); provided that all such Liens in the aggregate could not cause a Material Adverse Effect.

     (b) neither Newco LP nor any Subsidiary of Newco LP shall, directly or indirectly, (i) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets, business or property, (including accounts and notes receivable) (with or without recourse), or enter into equipment sale-leaseback transactions or (ii) merge or consolidate with any other Person, or enter into any agreement to do any of the foregoing described in clauses (i) or (ii) except for the following:

          (i) sales, transfers, or other dispositions of inventory, or used, worn-out or surplus property, or property of no further use to Newco LP, all in the ordinary course of business;

          (ii) sales, transfers, or other dispositions of equipment in the ordinary course of business to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (iii) sales, transfers, or other dispositions of communications services, capacity or equipment pursuant to the customer contracts providing for the sale of communications services, capacity or equipment in the ordinary course of business;

          (iv) sales, transfers, or other dispositions of assets in the ordinary course of business having a fair market value not exceeding $500,000 per item or $1,000,000 in the aggregate in any fiscal year (excluding sales, transfers and dispositions theretofore approved in accordance with the terms hereof in such fiscal year);

          (v) sales, transfers or other dispositions of contract rights under subscriber equipment leases pursuant to any bona fide financing of such leases permitted under Section 2.5(g) below;

          (vi) non-exclusive licenses of technology and other intangible assets, excluding spectrum licenses;


          (vii) sales of mobile earth terminals and related equipment, and other inventory;

          (viii) sales, transfers, or other dispositions of assets as a result of the combination and integration of the Existing Sub Business and the Existing TMI Business as contemplated by the Operations Plan, including without limitation the sale, transfer or other disposition of: (y) duplicative or unnecessary assets, or (z) assets in connection with the closing of facilities and reductions in workforce; provided that such disposition does not include a disposition of the FCC Licenses or the Canadian Licenses;

          (ix) any wholly-owned Subsidiary of Newco LP may merge, consolidate or combine with or into, or transfer (for no consideration) assets to Newco LP; provided that Newco LP shall be the continuing or surviving corporation; and

          (x) any wholly-owned Subsidiary of Newco LP may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to another wholly-owned Subsidiary.

     (c) neither Newco LP nor any Subsidiary of Newco LP shall, directly or indirectly, make or acquire any Investment in any Person other than the following:

          (i) Investments in Persons which are wholly-owned Subsidiaries of Newco LP (including Newco Sub (as defined in the Investment Agreement)) on the First Closing Date;

          (ii) Investments in Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures Holdings (Canada) Inc. as required by the Capacity Lease Agreement, the Rights and Services Agreement or the Canadian Shareholders Agreement (as such terms are defined in the Investment Agreement);

          (iii) Cash Equivalents; and

          (iv) any Investment not otherwise  permitted by the foregoing  clauses
     (i), (ii) and (iii) if, immediately after such Investment is made or acquired, the aggregate net book value (or aggregate cost thereof, if greater than book value at the time of determination) of all Investments permitted by this clause (iii) does not exceed $2,000,000.

     (d) neither Newco LP nor any Subsidiary of Newco LP shall repay any outstanding Debt to holders of equity securities of Newco LP except for repayments under the Convertible Notes, repayments under the TMI Note and repayments under the MSI Note, each in accordance with their respective terms.

     (e) other than Investments permitted by Section 2.5(c)(ii), neither Newco LP nor any Subsidiary of Newco LP shall, directly or indirectly, (i) pay any funds to or for the account of any Affiliate which is not a wholly-owned Subsidiary of Newco LP, (ii) make any investment in any Affiliate which is not a wholly-owned Subsidiary of Newco LP (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise), (iii) lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to any Affiliate which is not a wholly-owned Subsidiary of Newco LP, or (iv) except in the ordinary course of business consistent with past practice, participate in, or effect, any other transaction with any Affiliate which is not a wholly-owned Subsidiary of Newco LP, except in each case on an arm's-length basis on terms at least as favorable to Newco LP as could have been obtained from a third party that was not an Affiliate.

     (f) neither Newco LP nor any Subsidiary of Newco LP shall (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Units of any class of its equity, or (ii) redeem, repurchase or otherwise acquire for value any Units of its equity or any warrants, rights or options to acquire such Units, now or hereafter outstanding, in either case except as provided in the Convertible Notes or in the Newco LP Agreement.

     (g) neither Newco LP nor any Subsidiary of Newco LP shall create, incur, assume, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt, other than the following:

          (i) Purchase Money Indebtedness not to exceed US$9,000,000 at any one time outstanding;

          (ii) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of Newco LP's business, as the case may be, in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

          (iii) income taxes payable and deferred taxes;

          (iv) accrued expenses and deferred income;

          (v) Debt outstanding as of the First Closing Date that is identified and quantified on Exhibit B to the Convertible Notes;

          (vi) Debt incurred to finance in-orbit insurance in an aggregate amount outstanding at any time not to exceed $5,000,000;

          (vii) any other Debt incurred after First Closing Date; provided that the aggregate outstanding principal amount of all such Debt shall not at any time exceed $2,000,000 outstanding; and

     (h) neither Newco LP nor any Subsidiary of Newco LP shall (i) amend, alter, repeal or otherwise modify, or consent to the amendment, alteration, repeal or other modification of, the FCC Licenses or (ii) amend, alter, repeal or otherwise modify, or consent to the amendment, alteration, repeal or other modification of, any agreements relating to the Canadian Licenses, or waive any contractual rights thereto; except in each case, amendments, alterations, repeals, or other modifications or waivers (y) which do not have Material Adverse Effect on Newco LP, or (z) required by any law, rule, regulation or order of any Government Authority.

     (i) Newco LP shall not permit the removal of its general partner or the appointment of a replacement general partner.

SECTION 3.        Parent Conversions.
------------------------------------

3.1.     Parent Conversions.
---------------------------

     (a) The Investor Group Designee designated by each of the three Existing Investor's Investor Groups indicated on Schedule IV hereto shall have a right upon written notice (the "Conversion Notice") to Parent on behalf of all Existing Investors in such Investor Group Designee's Investor Group delivered on or before June 30, 2003, to require (and upon receipt of such notice Parent shall cause and do all things necessary (including preparing and filing within 15 days after receipt of such notice all required documents and filings) to obtain all third-party or government consents, approvals and authorizations as may be necessary or advisable to), as promptly as practicable (but in no event later than the latest of (i) the expiration or termination of any applicable waiting period under the HSR Act, (ii) the receipt of all necessary third party or governmental consents, authorizations or approvals and (iii) 15 days after receipt of such notice) either, at the option of each Existing Investor in such Investor Group, (x) cause a Delaware direct wholly-owned corporate subsidiary of Parent to merge, in a reorganization intended to be tax-free, into such Existing Investor pursuant to a merger agreement substantially in the form attached hereto as Exhibit I (each, a "Parent Merger"); provided that such Existing Investor shall be a corporation permitted under applicable law and its governing instruments to effectuate a Parent Merger and shall have represented and warranted that such Existing Investor has no assets or liabilities other than the Investor Interests held by it and its rights and obligations under this Agreement and the Ancillary Agreements or (y) exchange shares of common stock, par value US$0.01 per share, of Parent ("Parent Common Stock) for all of the Investor Interests held by such Existing Investor (each, a "Parent Exchange" and together with the Parent Mergers, the "Parent Conversions"). In each Parent Merger, all of the capital stock of the Existing Investor shall be converted into shares of Parent Common Stock, and in each Parent Exchange, the Limited Partnership Interests held by the Existing Investor shall be exchanged for Parent Common Stock, in each case with the number of shares of Parent Common Stock to be issued to be determined by dividing the Original Purchase Price (as defined below) for the interest in Newco LP held by such Existing Investor (A) by US$12, if the Closing Price as of the date of delivery of the Conversion Notice (the "Notice Closing Price") is less than or equal to US$24, (B) by US$20, if the Notice Closing Price is greater than or equal to US$40, or (C) if the Notice Closing Price is greater than US$24 and less than US$40, then by such number equal to one-half of the Notice Closing Price, as the case may be. In the event Parent is excused from registering shares of Parent Common Stock on Forms S-4 as contemplated by Section 3 of the Registration Rights Agreement, an Investor may delay the closing of the Parent Conversion until such registration is available or revoke its election with respect to the Parent Conversion, in which case such election shall be deemed not to have been exercised for any purpose hereunder. For purposes of the foregoing, the term "Original Purchase Price" shall mean the sum of (x) the amount paid in June 2000 by such Existing Investor for its interests in Newco LLC (i.e., an aggregate of $50 million for all Existing Investors) and (y) the amount, if any, paid by the Existing Investor at the Second Closing for its additional Limited Partnership Interests in Newco LP (i.e., an aggregate of $5 million for all Existing Investors). The number of Units as to which this Section 3.1 applies is 4,487,805.

     (b) For purposes of this Agreement, "Closing Price" means as of any date and subject to adjustment in the event of a stock split, stock dividend, stock combination or other recapitalization of Parent (i) if shares of Parent Common Stock are listed on a national securities exchange, the average of the closing sale prices per share therefor on the largest securities exchange on which such shares are traded on the last twenty (20) trading days before such date, (ii) if such shares are listed on The Nasdaq National Market but not on any national securities exchange, the average of the closing bid and asked prices per share therefor on The Nasdaq National Market on the last twenty (20) trading days before such date, or (iii) if such shares are not listed on either a national securities exchange or The Nasdaq National Market, the average of the closing bid and asked prices per share therefor in the over the counter market on the last thirty (30) trading days before such date.

     (c) If there shall be any consolidation or merger to which Parent is a party, or any sale or conveyance of the property of Parent as an entirety or substantially as an entirety (any such event being called a "Parent Capital Reorganization"), then, effective upon the effective date of such Parent Capital Reorganization, the Existing Investors shall have the right to receive in the Parent Conversion the kind and amount of shares of stock and other securities and property (including cash) which the Existing Investors would have been entitled to receive in connection with such Parent Capital Reorganization if the Parent Conversion had been effected immediately prior to such Parent Capital Reorganization. As a condition to effecting any Parent Capital Reorganization, Parent or the successor or surviving corporation, as the case may be, shall execute and deliver to each Existing Investor an agreement as to such Existing Investor's rights in accordance with this Section 3.1(c). The provisions of this
Section   3.1(c)   shall   similarly   apply  to   successive   Parent   Capital
Reorganizations.

3.2. Staged Exercise. To the extent the exercise by the Existing Investors of their rights under Section 3.1 would require prior approval by the FCC, the Existing Investors and Parent shall enter into such arrangements as shall be reasonably satisfactory to the Existing Investors and Parent to avoid such result, until the FCC will have had a reasonable time to approve such a request, including without limitation, if the Existing Investors shall so elect, either
(x) Parent giving the Existing Investors or their designees the power to vote some or all of the limited partnership interests acquired by Parent in the Parent Conversion(s) until such time as the FCC grants any necessary transfer of control application, or (y) the Existing Investors transferring a portion of their Units to other entities prior to effecting the Parent Conversion(s), which other entities would have the right to effect a Parent Conversion at such time as the FCC grants any necessary transfer of control application.

SECTION 4.        Representations and Warranties of Parent and Newco.
--------------------------------------------------------------------

     Except as disclosed in the disclosure schedule delivered by Parent and Newco and incorporated herein (which shall be updated on the First Closing Date to reflect events occurring in the ordinary course of business since the date hereof) (the "Parent/Newco Disclosure Schedule"), Parent and Newco hereby represent and warrant (x) jointly and severally to the Investors and (y) as to itself (and in the case of Parent, as to Parent Sub and Sub) to TMI, as follows:

4.1. Organization and Good Standing; Power and Authority; Qualifications. Each of Parent, Parent Sub and Newco LLC (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Each of Parent, Parent Sub and Newco LLC has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party.

4.2. Authorization of the Documents. The execution, delivery and performance by Parent, Parent Sub and Newco LLC of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Parent, Parent Sub and Newco LLC, respectively (and do not or will not require the approval or consent of the shareholders of Parent), and this Agreement and each of the Ancillary Agreements when executed will constitute a legal, valid and binding obligation of each of Parent, Parent Sub and Newco LLC, enforceable against Parent and Parent Sub and Newco in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses. As of the First Closing, the Cross Licensing Agreement, as amended, will have been duly authorized, executed and delivered by Motient Communications and will be the legal, valid and binding obligation of Motient Communications, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

4.3.     Capitalization.
-----------------------

     (a) Parent. The authorized capitalization of Parent as of the date hereof consists of: (i) 200,000 shares of preferred stock, par value US$0.01 per share, none of which are issued and outstanding, and (ii) 150,000,000 shares of Parent Common Stock, of which 50,055,190 shares were issued and outstanding as of September 28, 2001. Since September 28, 2001, no shares of capital stock of Parent have been issued except pursuant to the exercise of options outstanding on September 28, 2001. All such outstanding shares of Parent Common Stock are validly issued, fully paid and nonassessable. The information set forth on the capitalization table set forth in Section 4.3(a) of the Parent/Newco Disclosure Schedule, including, without limitation, the information regarding the outstanding options to purchase Parent Common Stock and fully diluted share information is true, correct and complete as September 28, 2001. Except as listed in Section 4.3(a) of the Parent/Newco Disclosure Schedule, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of Parent, or by which Parent or any of its subsidiaries is or may become bound to issue additional shares of its capital stock or options, warrants or other rights to purchase or acquire any shares of its capital stock or other rights, agreements or commitments which obligate the Parent to register any shares of its capital stock.

     (b) Newco. The members of Newco LLC are as reflected on Schedule I. All such outstanding interests in Newco LP will be validly issued at the First Closing. Except pursuant to the Newco LP Agreement, no partner of Newco LP will be entitled to pre-emptive rights. There are not now and will not as of the First Closing be, any outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or interests or rights convertible into, or exchangeable for, interests of any character of Newco LP, or by which Newco LP is or may become bound to issue additional interests. Newco LLC has not, since its inception, declared or paid any dividend or made any other distribution of cash or other property to its members.

4.4. Authorization and Issuance of Interests. The authorization, issuance, sale and delivery of the TMI Interest, the Investor Interests, the Convertible Notes and the Interests which may be issued upon the conversion of the Convertible Notes (the "Conversion Interests") pursuant to this Agreement and the authorization, reservation, issuance, sale and delivery of Parent Common Stock pursuant to the Parent Conversions have been duly authorized by all requisite action on the part of Newco LLC and Parent, as the case may be, and when issued, sold and delivered in accordance with this Agreement, (i) the TMI Interest, the Investor Interests and the Conversion Interests will be validly issued and outstanding with no personal liability attaching to the ownership thereof (other than as provided in the DRULPA) and (ii) the Parent Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to ownership thereof, in each case, free and clear of any
Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by TMI Sub or the Investors or arising pursuant to applicable federal and state securities laws, and not subject to preemptive or similar rights of partners or stockholders of Newco LP, Parent or others. The terms, designations, powers, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions, of the TMI Interest, the Investor Interests and the Conversion Interests are as stated in the Newco LP Agreement. Parent has reserved a sufficient number of shares of Parent Common Stock for issuance in the event of the Parent Conversions.

4.5.     SEC and Other Documents; Financial Statements.
------------------------------------------------------

     (a) Parent has delivered or made available to the Investors each registration statement, report, proxy statement or information statement and all exhibits, amendments and supplements thereto filed with the Securities and Exchange Commission ("SEC") since January 1, 2001, which are listed in Section 4.5(a) of the Parent/Newco Disclosure Schedule, each in the form (including exhibits and any amendments and supplements thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date hereof, the "Parent Reports"). Except as set forth in Section 4.5(a) of the Parent/Newco Disclosure Schedule, the Parent Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by Parent under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Parent Reports (i) complied, and any Parent Reports filed with the SEC subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the Securities Laws and
(ii) did not, and any Parent Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted by any government authority with respect to any of the Parent Reports.

     (b) Each of the balance sheets included in or incorporated by reference into the Parent Reports (including the related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Parent Reports (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, for the absence of notes thereto, and subject to normal recurring year-end adjustments which have not been and will not be material in nature or amount.

4.6. No Undisclosed Liabilities. Except as disclosed in the Parent Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since June 30, 2001 in the ordinary course of business consistent with past practices, Parent and its subsidiaries do not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP, and whether due or to become due, which individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect on Parent.

4.7. Absence of Certain Changes or Events. Except as disclosed in the Parent Reports filed with the SEC prior to the date hereof or in Section 4.7 of the Parent/Newco Disclosure Schedule, since December 31, 2000, Parent and its subsidiaries have conducted their respective businesses only in the ordinary course, and there has not been (a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Parent, Parent Sub, Newco, Sub or the transactions contemplated by this Agreement or the Ancillary Agreements, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Parent Common Stock or Investor Interests, (c) any material commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by Parent or any of its subsidiaries outside the ordinary course of business, or (d) any material change in the Parent's accounting principles, practices or methods.

4.8. No Conflict. The execution and delivery by each of Parent and Newco LLC of this Agreement, and by Parent, Newco LLC, Newco LP, Newco GP, Sub, Parent Sub and Motient Communications of the Ancillary Agreements to which it is or will be a party, and the consummation by each of them of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof (including, without limitation, the issuance, sale and delivery of the Investor Interests, the Convertible Notes and the Conversion Interests) will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets other than violations or conflicts which would not reasonably be expected to have a Material Adverse Effect on Parent, Newco LLC, Newco LP, Sub, Parent Sub or the transactions contemplated by this Agreement or the Ancillary Agreements, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of (i) the Series A and Series B 12 1/4% Senior Notes due 2008 Indenture, dated March 31, 1998, of Motient Holdings Inc. ("Holdings") (the "Indenture") or (ii) any other indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral (each, a "Contract") to which Parent, Newco LLC, Newco LP, Sub or Parent Sub is a party or to which any of their properties or assets are subject (all of which are listed in Section 4.8 of the Disclosure Schedule) which could reasonably be expected to have a Material Adverse Effect on Parent, Newco LLC, Newco LP, Sub or Parent Sub or the transactions contemplated by this Agreement, or any of the Ancillary Agreements, (c) result in the creation or imposition of any Encumbrance upon any of Parent's, Newco LLC's, Newco LP's, Sub's or Parent Sub's properties or assets which could reasonably be expected to have a Material Adverse Effect on Parent, Newco LLC, Newco LP, Sub, Parent Sub or the transactions contemplated by this Agreement or any of the Ancillary Agreements, or (d) violate Parent's, Newco LLC's, Newco LP's, Sub's or Parent Sub's organizational documents. Parent, Sub and Parent Sub have received all necessary consents or waivers from their lenders and guarantors with respect to the transactions contemplated hereby and by the Ancillary Agreements, and the fairness opinion(s) required by Section 4.11 of the Indenture has/have been obtained and copies of such documents have been delivered to the Investors and TMI. No other consent, waiver, approval, document or action is required for Parent and its subsidiaries (including Sub and Parent Sub) to be in full compliance with the provisions of the agreements relating to their financing arrangements upon consummation of the transactions contemplated hereby and by the Ancillary Agreements.

4.9. Litigation; Orders. Except as set forth in the Parent Reports, there is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of Parent, threatened against Parent, Sub, Parent Sub, Newco LLC or the assets (including the Intellectual Property) of Parent, Sub, Parent Sub, or Newco LLC (a "Litigation") which if determined adversely to Parent, Sub, Parent Sub, or Newco could reasonably be expected to have a Material Adverse Effect on Parent, Sub, Parent Sub, Newco or the transactions contemplated by this Agreement or the Ancillary Agreements. None of Parent, Sub, Parent Sub, or Newco LLC is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

4.10. Compliance with Laws; Permits. Except as provided in Section 4.10 of the Parent/Newco Disclosure Schedule and except for matters governed by Section 4.15, Parent, Parent Sub, Newco LLC and Sub are and have been, since their respective dates of organization, in compliance with, and have conducted their business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders, including environmental, applicable to them other than instances of non-compliance which have not had and are not reasonably expected to have a Material Adverse Effect on Parent, Parent Sub, Newco, Sub or the transactions contemplated hereby or by the Ancillary
Agreements. Each of Parent, Parent Sub, Newco LLC and Sub has all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of Parent, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified in any material respect as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

4.11. Offering Exemption. Assuming the accuracy of the representations and warranties contained in Section 5 and Section 6 hereof, the offer and sale of the TMI Interest, the Investor Interests, the Convertible Notes and the Conversion Interests as contemplated hereby, and issuance and delivery of Parent Common Stock in connection with the Parent Conversions are each exempt from registration under the Securities Act as in effect on the date of this Agreement and under applicable state securities and "blue sky" laws, as currently in effect.

4.12. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by Parent or Newco in connection with the execution, delivery and performance of this Agreement, or by Parent, Newco or Sub in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, the consummation by Parent, Newco, Parent Sub or Sub of the transactions contemplated by Section 1 hereof or by the Ancillary Agreements, or the issuance, sale or delivery of the TMI Interest, the Convertible Notes, the Conversion Interests, the Investor Interests or Parent Common Stock (other than
(i) such notifications or filings required under the HSR Act, the Communications Act of 1934, as amended (the "FCC Act") and applicable federal or state securities laws, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on Parent, Newco, Sub, Parent Sub or the transactions contemplated by this Agreement and the Ancillary Agreements).

4.13. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Parent, Sub, Parent Sub or Newco in connection with this Agreement or the Ancillary Agreements or any of the transactions contemplated hereby or thereby.

4.14. Public Utility Holding Company, Etc. Neither Parent or Newco LLC nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of a "public utility company," a "holding company" or a "subsidiary company" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

4.15.    FCC.
------------

     (a) Section 4.15 of the Parent/Newco Disclosure Schedule contains a true and complete list of all material licenses, permits, and authorizations ("Licenses"), including the frequencies authorized for and the issuance and expiration dates of each such License, issued to Parent or Sub by the FCC in connection with the operation of the Existing Sub Business. No such License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing Sub Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to Parent's knowledge, threatened by or before the FCC that would reasonably be expected to result in the revocation of any material FCC authorization or otherwise impair in any material respect the full operation of the Existing Sub Business. The representations contained in this Section 4.15 are limited by the statements set forth in the section of Parent's most recent SEC Form 10-K entitled "Business -- Regulation" filed with the Securities and Exchange Commission on April 2, 2001 ("Regulatory Disclosure"). The statements contained in the Regulatory Disclosure fully and accurately describe, with respect to the Existing Sub Business, the material legal matters and proceedings arising under the Communications Act of 1934, as amended, and the published rules, regulations, and policies promulgated thereunder by the FCC.

     (b) Section 4.15 of the Parent/Newco Disclosure Schedule contains a true and complete list of all material pending applications, including requests for extension of construction or other performance milestones ("Applications"), and including the frequencies applied for and the filing date of each such Application, that have been filed by Parent or Sub with the FCC relating to the Existing Sub Business. Neither Parent nor Sub is aware of any reason why any Application would not granted by the FCC. Parent and Sub have delivered to Investor true and complete copies of the Licenses and Applications, including any all additions, amendments and other modifications thereto.

     (c) Sub is the authorized legal holder of all the Licenses. The Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of Parent, Sub, or any of their officers, directors, or employees; and the operation of the Existing Sub Business is in full compliance with the Licenses. These Licenses are sufficient for the lawful conduct of the business and operation of the Existing Sub Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC with respect to the Existing Sub Business have been filed and are complete and accurate in all material respects.

     (d) In 1999, Sub had access to the spectrum assigned to Sub in the 1999 coordination agreement among the North American L-band operators. Parent believes that Sub should continue to have access in 2001 to as much of this spectrum as Sub is able to use.

4.16. Sub Representations and Warranties. All representations and warranties made by Sub in or pursuant to the Amended and Restated Sub Asset Sale Agreement (as qualified by the disclosure schedule thereto), are incorporated herein as though made in their entirety by Parent in this Agreement.

4.17. Restrictions. As of the First Closing, Newco shall not be a party to, or subject to, any loan agreement or other financing document giving rise to any obligations, restrictions, limitations or Encumbrances with respect to Newco or its assets, other than the TMI Note, the MSI Note and the Convertible Notes. Following consummation of the First Closing the requirements of Parent's Loan Agreements relating to Parent's subsidiaries shall cease to be applicable, other than Parent's pledge of all of its interest in Newco LP to its banks and guarantors. 4.18. Newco LLC Activities. The Newco Financial Statements (as defined in the June Investment Agreement) comply with provisions of Section 7.8 of the June Investment Agreement. Since inception, Newco LLC has not engaged in any activity requiring the consent of the Existing Investors under the terms of the June Agreements other than activities for which such consents have been obtained.

4.19. Accredited Investor. Parent Sub is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act).

4.20. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to TMI or the Investors by or on behalf of Parent, Parent Sub, Sub or Newco omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

4.21. Newco Financial Statements. Each of the balance sheets included in the Newco Financial Statements fairly presented the financial position of Newco as of the date thereof and the statements of operations, members' capital and cash flows included therein fairly presented the results of operations, members' capital or cash flows, as the case may be, for the period set forth, or ended, therein, in each case in accordance with GAAP consistently applied during the period involved, except as may be noted therein and subject to normal recurring year end adjustments which have not been, and will not be, material in nature or amount.

4.22. No Undisclosed Liabilities of Newco. Except as disclosed in the balance sheet dated August 31, 2001, included in the Newco Financial Statements, copies of which have been provided to TMI and the Investors, and except for normal recurring liabilities incurred since such date in the ordinary course of business consistent with past practices, Newco does not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP or which, whether due or to become due, individually or in the aggregate, have had or are reasonably likely to have, a Material Adverse Effect on Newco.

4.23. Absence of Certain Changes and Events. Except as disclosed in the Newco Financial Statements, since the date thereof, Newco has conducted its business only in the ordinary course and there has not been (a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Newco, (b) any declaration setting aside or payment of any distribution to any member thereof, (c) any material Commitment (other than this Agreement and agreements and instruments contemplated hereby) entered into by Newco outside the ordinary course of business, or (d) any material change in Newco's accounting principles or methods.

4.24. Title. Newco has good and marketable title to all of its material properties and assets, real and personal, owned, leased or licensed, in each case subject only to Encumbrances created in the ordinary course of business.

4.25.    No Other Agreements.

     There are no other agreements to which any of Parent, Parent Sub or Newco is a party related to or connected with the transactions contemplated hereby, except for the Ancillary Agreements.

SECTION 5.        Representations and Warranties of the Investors.
-----------------------------------------------------------------

     Each Investor represents and warrants to the other parties hereto as follows:

5.1.     Investment Representations.
-----------------------------------

     (a) In the case of each Second Closing Investor, such Second Closing Investor understands that the limited partner interests in Newco LP to be issued pursuant hereto (the "Additional Interests") and the Parent Common Stock that may be issued pursuant to the Parent Conversion (the "Parent Securities"), or in the case of a Note Investor, the Convertible Notes and the Conversion Interests that may be issued pursuant to the Convertible Notes (the "Note Securities") (i) have not been, and will not be, registered under the Securities Act or any state securities laws, (ii) are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part on the representations of such Investor contained in this Agreement, and (iii) the Investor Interests, the Parent Securities and the Note Securities may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

     (b) Acquisition for Own Account. Such Investor will acquire the Additional Interests, Parent Securities and/or the Note Securities, as the case may be, for its own account, for investment only and not with a view to the distribution thereof within the meaning of the Securities Act.

     (c) Accredited Investor; Domicile. Such Investor is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act). Such Investor is a resident of the State or Commonwealth set forth next to such Investor's name on Schedule III or IV hereto, as the case may be, and the Investor Interests, the Parent Securities and/or the Note Securities, as the case may be, were offered and sold to such Investor solely in the State or Commonwealth set forth next to such Investor's name on Schedule III or IV hereto.

     (d) Investors Able to Bear Economic Risk. Such Investor has substantial experience in evaluating and investing in private transactions of securities in companies similar to Newco and Parent so that it is capable of evaluating the merits and risks of its investment in Newco and Parent and has the capacity to protect its own interests. Such Investor understands that an investment in the Additional Interests, the Parent Securities and/or the Note Securities, as the case may be, acquired pursuant to this Agreement is highly speculative and involves substantial economic risk. Such Investor understands that it must bear the economic risk of this investment indefinitely unless the Additional Interests, the Parent Securities and/or the Note Securities that such Investor purchases are registered pursuant to the Securities Act, or an exemption from registration is available for the resale of such securities, and that such Investor may sustain, and is financially able to sustain, a complete loss of its investment pursuant to this Agreement. Such Investor understands that neither Parent nor Newco has any present intention of registering the Additional Interests, the Parent Securities or the Note Securities. Such Investor also understands that there is no assurance that any exemption from registration under the Securities Act for the resale of such securities will be available and that, even if available, such exemption may not allow such Investor to transfer all or any portion of Additional Interests and/or Parent Securities and/or the Note Securities under the circumstances, in the amounts or at the times such Investor might propose.

     (e) Investor Can Protect Its Interest. By reason of its or of its management's business or financial experience, such Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Further, such Investor is aware of no publication of any advertisement in connection with the transactions contemplated by this Agreement.

     (f) Newco Information. Such Investor has had an opportunity to discuss the business, management and financial affairs of Parent, Sub and Newco LLC with directors, officers and management of Parent, Sub and Newco LLC. Such Investor has also had the opportunity to ask questions of, and receive answers from, Parent, Sub and Newco LLC and its management regarding the terms and conditions of its investment. Such Investor is not relying on any representations, warranties or information as to Newco other than the representations and warranties made to it herein or pursuant hereto and in the Ancillary Agreements.

5.2. Organization and Good Standing; Power and Authority. Such Investor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Such Investor has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party.

5.3. Authorization of Documents. The execution, delivery and performance by each Investor of this Agreement and each of the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such Investor, and this Agreement and each of such Ancillary Agreements when executed will constitute a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

5.4. No Conflict. The execution and delivery by such Investor of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by such Investor of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral to which it is a party or to which its properties or assets is subject, which could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by the Agreement, (c) result in the creation or imposition of any Encumbrance upon any of its properties or assets, which could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement or (d) violate its organizational documents.

5.5. Litigation; Orders. There is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of such Investor, threatened against such Investor which if determined adversely to such Investor could reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement. Such Investor is not subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

5.6. Compliance with Laws; Permits. Such Investor is and has been, since the date of its incorporation, in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it, which if Investor failed to comply would be reasonably likely to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

5.7. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by such Investor in connection with the execution, delivery and performance of this Agreement, or in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, or the consummation by such Investor of the transactions contemplated hereby or thereby (other than (i) notifications or filings required under the HSR Act, the FCC Act and applicable federal or state securities law, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on such Investor's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements).

5.8. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from such Investor in connection with this Agreement or any of the transactions contemplated hereby for which anyone but such Investor would be responsible.

5.9. Financial Resources. In the case of each Note Investor, such Note Investor shall have sufficient cash available to it on and as of the First Closing Date to perform its obligations under Sections 1.2(a) and 1.5(c) hereof (including paying the purchase price for the Convertible Notes specified opposite such Note Investor's name on Schedule III hereto) and prior to the First Closing Date shall provide the other parties hereto with any information reasonably requested by them as to the beneficial ownership and financial resources of such Note Investor.

SECTION 6.        Representations and Warranties of TMI.
-------------------------------------------------------

     Except as disclosed in the disclosure schedule delivered by TMI and incorporated herein (which shall be updated on the First Closing Date to reflect events occurring in the ordinary course of business since the date hereof) (the "TMI Disclosure Schedule"), TMI represents and warrants to the other parties hereto as follows:

6.1.     Investment Representations.
-----------------------------------

     (a) TMI understands that the TMI Interest (i) has not been, and will not be, registered under the Securities Act or any state securities laws, (ii) is being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part on the representations of TMI contained in this Agreement, and (iii) may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. TMI also understands that the TMI Interest (i) has not been qualified for distribution to the public in Ontario under the Securities Act (Ontario), (ii) is being offered and sold pursuant to an exemption from the prospectus and registration requirements of such Act, and (iii) may not be sold in Canada unless qualified for distribution to the public by registered dealers under applicable securities laws in Canada or such sale is made in accordance with an exemption from the prospectus and registration requirements of such applicable securities law.

     (b) Acquisition for Own Account. TMI Sub is acquiring the TMI Interest for its own account, for investment only and not with a view to the distribution thereof within the meaning of the Securities Act.

     (c) Accredited Investor; Domicile. TMI Sub is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act). TMI has its executive offices in Ontario, Canada and the TMI Interest was offered and sold to TMI Sub solely in New York and Ontario.

     (d) TMI Able to Bear Economic Risk. TMI understands that an investment in the TMI Interest acquired pursuant to this Agreement is highly speculative and involves substantial economic risk. TMI understands that it must bear the economic risk of this investment indefinitely unless the TMI Interest is registered pursuant to the Securities Act, or an exemption from registration is available, and that TMI may sustain, and is financially able to sustain, a complete loss of its investment pursuant to this Agreement. TMI understands that Newco LLC has no present intention of registering the TMI Interest. TMI also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow TMI to transfer all or any portion of the TMI Interest under the circumstances, in the amounts or at the times TMI might propose.

     (e) TMI Can Protect Its Interest. By reason of its or of its management's business or financial experience, TMI has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Further, as of the date hereof TMI is aware of no publication of any advertisement in connection with the transactions contemplated by this Agreement.

     (f) Newco Information. TMI has had an opportunity to discuss the business, management and financial affairs of Newco LLC with directors, officers and management of Parent and Newco LLC. TMI has also had the opportunity to ask questions of, and receive answers from, Parent and Newco LLC and its management regarding the terms and conditions of this Investment. TMI is not relying on any representations, warranties or information as to Newco other than the
representations   and  warranties  made  to  it  herein  and  in  the  Ancillary
Agreements.

6.2. Organization and Good Standing; Power and Authority. Each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the First Closing Date) and TMI Sub (as of the First Closing Date only) (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted, and (iii) has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is (or is to be) a party. As of the First Closing Date, TMI will be the sole limited partner of TMI Sub, and a wholly owned subsidiary of TMI will be the sole general partner of TMI Sub. As of the date hereof, TMI owns 100% of the issued and outstanding capital stock of
(a) Canadian Holdco, (b) Canadian License Co. and (c) ULC. Copies of the organizational documents of Canadian Holdco, Canadian License Co. and ULC have been delivered to Parent and to each of the Investors.

6.3. Authorization of Documents. The execution, delivery and performance by TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the First Closing Date) and by TMI Sub (as of the First Closing Date only) of this Agreement and each of the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such entities, and this Agreement and each of such Ancillary Agreements when executed will constitute a legal, valid and binding obligation of such entities, enforceable against them in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

6.4. No Conflict. The execution and delivery by each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the First Closing
Date) and by TMI Sub (as of the First Closing Date only) of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the First Closing Date) and by TMI Sub (as of the First Closing Date only) of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (subject to obtaining all necessary consents and approvals as set out herein and therein) (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, with the exception of the Industry Canada Approval and the CRTC Approval, (b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral to which it is a party or to which its properties or assets is subject, which could reasonably be expected to have a material adverse effect on the ability of any of them to consummate the transactions contemplated by this Agreement or the Ancillary Agreements, (c) result in the creation or imposition of any Encumbrance upon any of their properties or assets, which could reasonably be expected to have a material adverse effect on the ability of any of them to consummate the transactions contemplated by this Agreement or the Ancillary Agreements or (d) violate the organizational documents of any of them.

6.5. Litigation; Orders. There is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of TMI, threatened which could reasonably be expected to have a material adverse effect on the ability of TMI, TMI Sub, Canadian Holdco, Canadian License Co. or ULC to consummate the transactions contemplated by this Agreement or Ancillary Agreements. None of TMI, Canadian Holdco, Canadian License Co. or ULC (as of the date hereof and as of the First Closing Date) or TMI Sub (as of the First Closing Date only) is subject to any material order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality which could reasonably be expected to have a Material Adverse Effect on any of such entities or a material adverse effect on TMI's ability to consummate the transactions contemplated by this Agreement.

6.6. Compliance with Laws; Permits. Each of TMI, Canadian Holdco, Canadian License Co. and ULC (as of the date hereof and as of the First Closing Date) and by TMI Sub (as of the First Closing Date only) is and has been, since the date of its organization, in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it, other than instances of non-compliance which would not have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. With the exception of the Industry Canada Application Order and the CRTC Approval, each of TMI, Canadian Holdco, Canadian License Co., and ULC (as of the date hereof and as of the First Closing Date) or TMI Sub (as of the First Closing Date only) has all Permits materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of TMI, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

6.7. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by TMI in connection with the execution, delivery and performance of this Agreement, or in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, or the consummation by TMI of the transactions contemplated hereby or thereby (other than (i) notifications or filings required under the HSR Act, the FCC Act, the Canadian Communications Statutes and applicable federal (U.S. or Canadian) or state or provincial securities law, if any, which shall be made on a timely basis, (ii) contracts requiring consent to assign as disclosed in the TMI Asset Sale Agreements and the disclosure schedule(s) thereto, and (iii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on TMI's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements).

6.8. Canadian Holdco and Canadian License Co. As of the date hereof and immediately prior to the First Closing, (i) Canadian Holdco, Canadian License Co. and ULC have no assets or liabilities other than nominal capital contributions and their respective rights and obligations arising pursuant to the TMI Asset Sale Agreements, and (ii) TMI holds 100 percent of the capital stock of each of Canadian Holdco, Canadian License Co. and ULC.

6.9. TMI Representations and Warranties. All of the representations and warranties made by TMI and its affiliates in or pursuant to the Ancillary Agreements are incorporated herein as though made in their entirety by TMI in this Agreement as of the date or dates such representations and warranties are made pursuant to the Ancillary Agreements.

6.10. Solvency. TMI has, and will have as of the First Closing Date, the ability to pay its debts as they become due.

6.11. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee acting on behalf of TMI or any of its affiliates in connection with this Agreement or any of the transactions contemplated hereby.

6.12.    TMI Licenses.

     (a) Section 6.12(a) of the TMI Disclosure Schedule contains a true and complete list of all material licenses, permits, and authorizations ("TMI Licenses"), including the frequencies authorized for and the issuance and expiration dates of each such License, issued to TMI by the FCC, Industry Canada and the CRTC in connection with the operation of the Existing TMI Business. No such TMI License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing TMI Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to TMI's knowledge, threatened by or before the FCC, Industry Canada or the CRTC that would reasonably be expected to result in the revocation of any material FCC, Industry Canada or CRTC authorization or otherwise impair in any material respect the full operation of the Existing TMI Business.

     (b) Section 6.12 of the TMI Disclosure Schedule contains a true and complete list of all material pending applications, including requests for extension of construction or other performance milestones ("TMI Applications"), and including the frequencies applied for and the filing date of each such TMI Application, that have been filed by TMI with the FCC, Industry Canada or the CRTC relating to the Existing TMI Business and the future business to be conducted by Canadian License Co. and Canadian Holdco. TMI is not aware of any reason why any TMI Application relating to the Existing TMI Business would not be granted by the FCC, Industry Canada or the CRTC as the case may be. TMI has delivered to each Investor true and complete copies of the TMI Licenses and TMI Applications, including any and all additions, amendments and other modifications thereto.

     (c) TMI is the authorized legal holder of all the TMI Licenses. The TMI Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of TMI or any of its officers, directors, or employees; and the operation of the Existing TMI Business is in full compliance with the TMI Licenses. The TMI Licenses are sufficient for the lawful conduct of the business and operation of the Existing TMI Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC, Industry Canada and the CRTC with respect to the Existing TMI Business have been filed and are complete and accurate in all material respects.

     (d) TMI is eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Canadian Telecommunications Act (the "Telecommunications Act") and the Canadian Telecommunications Common Carrier Ownership and Control Regulations (the "Ownership Regulations").

     (e) TMI does not violate the prohibition contained in subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so.

     (f) Control of TMI is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations.

     (g) TMI is eligible to hold radio licences authorizing the operation in Canada of radio apparatus, as defined under and in accordance with the Canadian Radiocommunication Act (the "Radiocommunication Act") and the Canadian Radiocommunication Regulations (the "Radio Regulations").

     (h) TMI does not violate the prohibition contained in subsection 4(1) of the Radiocommunication Act against operating radio apparatus in Canada except under and in accordance with a radio licence issued by Industry Canada.

     (i) Control of TMI is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the terms "Canadian" and "Canadian-owned and controlled" under the Radio Regulations.

     (j) Canadians, as defined under the Ownership Regulations and the Radio Regulations, beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, all of the interests in TMI.

6.13.    Other Representations and Warranties.

     (a) Except for the CRTC Approval, the Industry Canada Approval, the FCC Change of Control Approval and the FCC Other Approvals, no consent, authorization, approval, order, exemption, waiver, or other action of the FCC, Industry Canada or the CRTC is required for the consummation of the transactions contemplated by this Agreement.

     (b) The business and operations conducted and proposed to be conducted by TMI, TMI Sub, Canadian License Co., and Canadian Holdco are not regulated by any federal or provincial utility or rate-regulating commission, other than the CRTC and Industry Canada, in the areas in which TMI, TMI Sub, Canadian License Co., and Canadian Holdco conduct or propose to conduct their business and operations and TMI, TMI Sub, Canadian License Co., and Canadian Holdco are not, and based on existing regulations will not be, required to obtain any License or Permit from any such utility or rate-regulating commission, other than the CRTC and Industry Canada, in any such province.

     (c) To the best of TMI's knowledge, there is no pending or threatened change in the Canadian Communications Statutes which would have a Material
Adverse Effect on the Existing TMI Business, other than recently-imposed Canadian universal service support mechanisms.

6.14.    First Closing Date Licenses.

     (a) Provided that the CRTC Approval shall have been granted and shall have been issued and become effective and that the Industry Canada Transfer of License Approval shall have been issued and become effective as of the First Closing Date: Canadian License Co. will be the authorized legal holder of all the Canadian License Co. Licenses, which will be in good standing, in full force and effect, and unimpaired by any act or omission of Canadian License Co. or any of their officers, directors, or employees; the operation of the Canadian License Co. business will be in full compliance with the Canadian License Co. Licenses; the Canadian License Co. Licenses will be sufficient for the lawful conduct of the business and operation of the Canadian License Co. business; and all material reports, forms, and statements required to be filed with Industry Canada and the CRTC with respect to the Canadian License Co. business will have been filed and will be complete and accurate in all material respects.

     (b) As of the First Closing Date, Canadian License Co. will be eligible to hold radio licences authorizing the operation in Canada of radio apparatus, as defined under and in accordance with the Radiocommunication Act and the Radio Regulations.

     (c) As of the First Closing Date, Canadian License Co. will not violate the prohibition contained in subsection 4(1) of the Radiocommunication Act against operating radio apparatus in Canada except under and in accordance with a radio licence issued by Industry Canada.

     (d) As of the First Closing Date, Canadian License Co. will be eligible to operate as a telecommunications common carrier in Canada, as defined under and in accordance with the Telecommunications Act and the Ownership Regulations.

     (e) As of the First Closing Date, Canadian License Co. will not violate the prohibition contained in subsection 16(4) of the Telecommunications Act against operating in Canada as a telecommunications common carrier when ineligible to do so.

     (f) As of the First Closing Date, control of Canadian License Co. will not be exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the term "control" under the Telecommunications Act and the term "Canadian" under the Ownership Regulations. Control of Canadian License Co. is not exercised by any person(s) that is (are) not Canadian, in accordance with the meanings ascribed to the terms "Canadian" and "Canadian-owned and controlled" under the Radio Regulations.

     (g) As of the First Closing Date, Canadians, as defined under the Ownership Regulations and the Radio Regulations, will beneficially own, directly or indirectly, in the aggregate and otherwise than by way of security only, 80% of the voting equity of Canadian License Co. and 66 2/3% of the voting equity of Canadian Holdco.

     (h) As of the First Closing Date, Canadian Holdco, in respect of its ownership of and control over Canadian License Co will be a carrier holding corporation, as defined under the Ownership Regulations.

     (i) As of the First Closing Date, Canadian Holdco will be a carrier holding corporation that is a qualified corporation, as defined under the Ownership Regulations.

6.15. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to Parent, Newco or the Investors by or on behalf of TMI or TMI Sub omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

SECTION 7.        Right to Require Valuation.
--------------------------------------------

     (a) If one or more of the Existing Investors shall have exercised its or their rights under Section 3.1 (the "Flipper(s)"), then, beginning on the fifth anniversary of the Second Closing Date, those Existing Investors who were in the same Investors Group as the Flippers (the "Flipper Sisters") shall have the right (i) by delivery of a notice (the "Appraisal Notice") to Newco LP and the other partners in Newco LP, to require that the Fair Market Value (as defined below) of Newco LP be determined as provided below and (ii) unless the Limited Partnership Interests then held by such Existing Investors (but excluding any Units that were acquired after the Second Closing other than from another Existing Investor (other than Units acquired by such other Existing Investor after the Second Closing)) are purchased pursuant to clause (d) or (f) below, to exercise the rights provided in clause (e) below.

     (b) As used herein, the term "Fair Market Value" shall mean the fair market value of all of the partnership interests of Newco LP, meaning the best cash price obtainable upon an auction of all the partnership interests in Newco LP, in the form of a sale of such interests or a merger in which all of such interests are converted into the right to receive cash at the closing of such merger, conducted by a nationally recognized investment banking firm with substantial experience valuing telecommunications businesses, with the buyer being an entity which is under no compulsion to buy and the sellers being under no compulsion to sell, and with all parties having reasonable knowledge of all relevant facts. The Fair Market Value shall be determined by one or more Appraisers in accordance with clause (c) below or by agreement of the Flipper Sisters and Newco LP.

     (c) As used herein, the term "Appraiser" shall mean an appraiser having experience valuing telecommunications businesses selected as follows. Upon delivery of the Appraisal Notice, the Flipper Sisters and Newco LP shall attempt to agree upon a mutually acceptable Appraiser. If, within 10 days of the date of the date of delivery of the Appraisal Notice, the Flipper Sisters and Newco LP agree upon an appraiser to determine the Fair Market Value of Newco LP, then such appraiser shall be the Appraiser and shall make such determination of Fair Market Value within 60 days of the date of such person's engagement, and such determination shall govern. If the Flipper Sisters and Newco LP do not, within such 10 day period, agree as to a single Appraiser, or if the Appraiser appointed as provided above fails to determine such fair market value within sixty days of the date of such person's engagement, then each of the Flipper Sisters and Newco LP, by notice to the other, shall appoint one Appraiser. If either the Flipper Sisters or Newco LP shall fail to appoint such an Appraiser within 10 days after the lapse of such 10 or 60 day period, as applicable, then the Appraiser appointed by the party that does so appoint an Appraiser shall make the determination of such Fair Market Value and such determination shall govern. If two Appraisers are appointed pursuant to the fourth sentence of this paragraph (c) and they agree upon such Fair Market Value, their joint determination shall govern. If said two Appraisers fail to reach an agreement within 30 days after the appointment of the last Appraiser to be appointed, the two Appraisers selected shall within 10 days following the end of such 30 day period, select a third Appraiser and each of the three Appraisers shall make an appraisal as to the Fair Market Value within 30 days of the date of such third Appraiser's appointment. In the event three Appraisers are appointed as aforesaid, the Fair Market Value shall be deemed to be an amount derived by averaging the two appraised values that are closest to one another. All decisions of the Appraiser(s) shall be rendered in writing and shall be signed by the Appraiser(s). The Fair Market Value determined as herein provided shall be conclusive, final and binding on the parties. The cost of the Fair Market Value determination (and the other costs of the Flipper Sisters in connection with the process contemplated by this Section 7) shall be borne by Newco LP, provided that if the Fair Market Value determination contemplated by this
Section 7 is completed once but does not result in a disposition of the interests sought to be sold by the Flipper Sisters, the Flipper Sisters shall bear the costs associated with any subsequent determination of Fair Market Value (and related expenses of the Flipper Sisters incurred in connection with the transaction contemplated by this Section 7) if such subsequent process does not result in a disposition.

     (d) If, following the determination of Fair Market Value of Newco LP in accordance with the foregoing, the Flipper Sisters desire to sell the Units and shares of Newco GP stock held by them (collectively, "Newco Securities"), they shall notify TMI, Parent and the Lead Note Investor of such determination in writing, and TMI, Parent and the Lead Note Investor shall have the right, by written notice delivered to the Flipper Sisters within 20 days of receipt of such notice from the Flipper Sisters, to purchase (or designate a third party purchaser for), on a pro rata basis determined by reference to their respective ownership of Newco LP equity interests on an as converted basis all but not less than all the Newco Securities held by the Flipper Sisters (or, if any of such Flipper Sisters so elects, all shares of capital stock of such Flipper Sister) for cash in an amount equal to the Fair Market Value multiplied by a fraction the numerator of which is the number of Units held by the Flipper Sisters and the denominator of which is the total number of outstanding Units. If any of TMI, Parent Sub or the Lead Note Investor elect not to exercise their purchase right to the Newco Securities in full, the opportunity to purchase any Newco Securities thus left unpurchased shall thereafter be re-allocated among those of TMI, Parent Sub and the Lead Note Investor who elect to exercise on a pro rata basis, determined by reference to their respective ownership interests of Newco LP equity interests on an as converted basis. In the event that the Lead Note Investor elects not to exercise its purchase right in full, TMI Sub and Parent Sub shall have the right (but not the obligation) to purchase (or to designate a third party to purchase for) any Newco Securities thus left unpurchased by the Lead Note Investor on a pro rata basis, determined by reference to their respective ownership interests of Newco LP equity interests. The closing of such sale shall occur as soon as practicable but in no event more than 60 days after delivery of such notice of purchase. In connection with such sale the transferors shall not be required to make any representations or warranties other than (i) they have good title to the securities being transferred (ii) they have all necessary authority to effect such transfer and (iii) such securities are being transferred free and clear of all liens and encumbrances other than liens securing indebtedness of Newco LP and/or Newco GP and encumbrances arising under this Agreement and the Ancillary Agreements.

     (e) If, following the determination of Fair Market Value of Newco LP in accordance with the foregoing, the Flipper Sisters desire to sell the Units held by them but neither TMI nor Parent nor the Lead Note Investor elects to proceed as contemplated by clause (d) (or if one or both do elect to so proceed but the closing does not occur within the time period specified in clause (d)), the Flipper Sisters shall have the right to cause Newco LP and Newco GP (or, if the Flipper Sisters so elect, all ownership interests in Newco GP and all ownership interests in the Investors and in each entity that holds an ownership interest in Newco LP) to be disposed of, whether by sale, merger or otherwise, in a transaction or series of related transactions (collectively, a "Sale"). The Sale shall be on the same terms as would be obtained by applying Section 8.5(b) of the Newco GP Agreement, except the parties to such Sale may be required to provide different representations, warranties and covenants to the buyer to the extent reasonably required to reflect the differences in the nature of the interests being transferred (i.e., a transfer of the differing equity interests of the entities owning the ownership interests in Newco LP). Without limiting the generality of the foregoing, the Sale provided in this Section 7(e) shall provide each of the Existing Investors, Parent, TMI and the Lead Note Investor (as if the Lead Note Investor had converted all of its Convertible Notes into Newco LP equity interests immediately prior to such sale) with the same percentage of the consideration to be received from the buyer as would be obtained by applying Section 8.5(b) of the Newco GP Agreement (i.e., as if the buyer had acquired all of the ownership interests in Newco directly, and the proceeds of such acquisition were distributed by each Investor, Parent Sub and TMI Sub to each Investor Parent, Parent and TMI, respectively); provided, however, that if any of the Investors, Parent Sub or TMI Sub has any liabilities, then such liabilities shall be taken into account and reduce the consideration to be received by the owners of such entity. Without limiting the foregoing, the parties expressly acknowledge and agree that the most likely method of structuring a Sale is through the transfer of the ownership interests in the various entities that hold interests in Newco by sale, merger or otherwise and that such a transaction may be fully taxable to a party while being treated as a tax-free reorganization by others or may otherwise involve tax consequences that are different for, and potentially adverse to, a party compared to the other parties to this Agreement. If the Flipper Sisters do not wish to control the Sale process, then Newco GP, Newco LP and all other parties shall take all actions reasonably specified by the Flipper Sisters to facilitate and effect a Sale. In either case, Newco GP, Newco LP, each partner of Newco LP and each of their respective officers, directors and stockholders shall have a fiduciary duty to cooperate fully with such process and to take all steps reasonably requested by the Flipper Sisters to facilitate such Sale at the best price available under the circumstances, taking into account all relevant considerations, one of the most important of which is hereby agreed to be the need to provide liquidity to the owners of the Investors promptly even if market conditions at the time may not be favorable. In no event, however, shall the Flipper Sisters cause Newco LP to be sold at a price of less than 80% of Fair Market Value unless the Flipper Sisters shall have made the offer contemplated by clause (f) below and such offer shall have been rejected or the offer is accepted but then the sale is not consummated. No partner of Newco LP or any affiliate of any such partner shall be permitted to be, or participate, directly or indirectly, as, a buyer or financing source in connection with such Sale unless (A) such affiliate is not a Control Party (as such term is defined in the Newco GP Agreement) of such partner, (B) such partner has fully disclosed to Newco LP and all of the other partners of Newco LP the role that such partner and/or its affiliate shall have in the Sale and (C) the consent by such partner to the Sale is not required to have the consent of the Flipper Sisters to such Sale.

     (f) Prior to causing Newco LP to be sold for a price less than 80% of Fair Market Value, the Flipper Sisters shall make a written offer (the "Offer") to sell the Interests then held by them to the other parties hereto at a price to be specified by the Flipper Sisters. If such Offer is accepted by written notice to the Flipper Sisters within five business days of the date of receipt of the Offer, then such Units shall be sold to such parties at the price specified at a closing to be held within 30 days of such acceptance. If such Offer is not accepted within such 5 business day period, or if such Offer is so accepted but the closing does not occur within such 30 day period, the Flipper Sisters shall be free to cause a sale of Newco LP to occur at a price not lower than 90% of the price specified in the Offer and on terms not less favorable, on the whole, than those specified in the offer. If the Flipper Sisters desire to cause a sale of Newco LP at a price lower than 90% of the price specified in the Offer, then prior to such sale the Flipper Sisters shall be required again to comply with the procedures in this Section 7(f).

     (g) For the purposes of Clauses (e) and (f) above, the "price" involved in a transaction or proposed transaction shall be determined by reference to the present fair market value of the consideration to be received in such transaction, taking into account all relevant considerations.

SECTION 8.        Representations and Warranties of Newco LP.
------------------------------------------------------------

     Newco LP shall deliver to each Second Closing Investor at the Second Closing a disclosure schedule taking any necessary exceptions to following representations and warranties (the "Newco LP Disclosure Schedule"); provided that the Newco LP Disclosure Schedule shall be prepared by Newco LP in good faith to reflect as fairly as possible the nature and scope of exceptions that the parties hereto have agreed upon in connection with the other Disclosure
Schedules delivered herewith. Except as disclosed in the Newco LP Disclosure Schedule, Newco LP shall represent and warrant to the Investors on the Second Closing Date as follows:

8.1. Organization and Good Standing; Power and Authority; Qualifications. Newco LP (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as then conducted. Newco LP has all requisite limited partnership power and authority to enter into and carry out the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party. Newco LP is qualified to transact business as a foreign limited partnership in, and is in good standing under the laws of the Commonwealth of Virginia.

8.2. Authorization of the Documents. The execution, delivery and performance by Newco LP of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all action on the part of Newco LP (and do not or will not require the approval or consent of the limited partners of Newco LP), and this Agreement and each of the Ancillary Agreements to which it is a party will constitute a legal, valid and binding obligation of Newco LP, enforceable against Newco LP in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except to the extent that the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses.

8.3. Capitalization. Immediately prior to the Second Closing, the ownership of Newco LP shall be as then set forth in the Newco LP Agreement. All such outstanding Limited Partnership Interests will be validly issued. Except pursuant to the Newco LP Agreement or the Newco GP Agreement, no limited partner of Newco LP is entitled to pre-emptive rights. There are not as of the Second Closing any outstanding options or rights to acquire any interest in Newco LP. Except in accordance with the Newco LP Agreement, Newco LP has not, since its inception, declared or paid any dividend or made any other distribution of cash, stock or other property to its partners.

8.4. Authorization and Issuance of Investor Interests. The authorization, reservation, issuance, sale and delivery of the Additional Interests to be sold at the Second Closing have been duly authorized by all requisite limited partnership action on the part of Newco LP and when issued, sold and delivered in accordance with this Agreement, the Investor Interests will be validly issued and outstanding, with no personal liability attaching to the ownership thereof (other than as provided in the DRULPA), free and clear of any Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by the Investors or arising pursuant to applicable federal and state securities laws, and not subject to preemptive or similar rights of partners of Newco LP or others. The terms, designations, powers, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions, of the Investor Interests are as stated in the Newco LP Agreement and the Newco GP Agreement.

8.5. Financial Statements. Each of the balance sheets included in the most recent monthly and quarterly Newco Financial Statements fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, members' capital or stockholders' equity (deficit) and cash flows included in the most recent monthly and quarterly Newco Financial Statements fairly presented the results of operations, members' capital or retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except for the absence of notes thereto, and subject to normal recurring year-end adjustments which have not been and will not be material in nature or amount.

8.6. No Undisclosed Liabilities. Except as disclosed in the Newco Financial Statements, and except for normal or recurring liabilities incurred since the date of the Newco Financial Statements in the ordinary course of business consistent with past practices, Newco LP does not have any liabilities, either accrued, contingent or otherwise, of the type required to be reflected in financial statements in accordance with GAAP, and whether due or to become due, which individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect on Newco LP.

8.7. Absence of Certain Changes or Events. Except as disclosed in the Newco Financial Statements, since the date of the Newco Financial Statements, Newco LP has conducted its business only in the ordinary course, and there has not been
(a) any change, circumstance or event that could reasonably be expected to result in a Material Adverse Effect on Newco LP, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Investor Interests, (c) any material Commitment entered into by Newco outside the ordinary course of business, or (d) any material change in Newco LP's accounting principles, practices or methods.

8.8. No Conflict. The execution and delivery by Newco LP of this Agreement, and by Newco LP of the Ancillary Agreements to which it is a party, and the consummation by Newco of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not (a) violate or conflict with, or require any consent, approval, notice or filing under, any provision of any domestic (federal, state or local) or foreign law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets other than violations or conflicts which would not reasonably be expected to have a Material Adverse Effect on Newco LP,
(b) conflict with, or result in any violation or breach of, or constitute (with due notice or lapse of time, or both) a default or loss of a benefit under, or cause or permit the acceleration under, the terms, conditions or provisions of
(i) the Indenture or (ii) any Contract to which Newco LP is a party or to which its properties or assets is subject (all of which are listed in Section 8.8(b)(ii) of the Newco LP Disclosure Schedule) which could reasonably be expected to have a Material Adverse Effect on Newco LP, (c) result in the creation or imposition of any Encumbrance upon any of Newco LP's properties or assets which could reasonably be expected to have a Material Adverse Effect on Newco LP, or (d) violate Newco LP's organizational documents.

8.9. Litigation; Orders. There is no Litigation against Newco LP which if determined adversely to Newco LP could reasonably be expected to have a Material Adverse Effect on Newco LP. Newco LP is not subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

8.10. Compliance with Laws; Permits. Newco LP is and has been, since its date of organization, in compliance with, and has conducted its business in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders, including environmental, applicable to it which if Newco failed to comply could reasonably be expected to have a Material Adverse Effect on Newco LP. Newco LP has all Permits materially necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect, and no material violations have occurred in respect of any such Permits; no material proceeding is pending or, to the best knowledge of Newco LP, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified in any material respect as a result of the execution and delivery of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

8.11. Title. Newco LP has good and marketable title to all of its material properties and assets, real and personal, and has good title to all its leasehold interests, in each case subject only to Encumbrances created in the ordinary course of business.

8.12. ERISA Matters. Each plan maintained by or contributed to by Newco LP is in compliance in all respects with all presently applicable provisions of law, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); neither Newco LP nor any entity that is or was at any time treated as a single employer with Newco LP under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") has incurred or expects to incur liability with respect to a plan subject to Title IV of ERISA or Section 412 of the Code; and each "pension plan" (as defined in ERISA) for which Newco LP would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

8.13. Insurance. Newco LP maintains property and casualty, general liability, personal injury, director and officer and other similar types of insurance with financially sound and reputable insurers that is adequate and consistent with industry standards. Newco LP has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to Newco LP) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy covering Newco LP presently in force.

8.14. Labor Relations; Employees. Newco LP is not delinquent in payments to any of its employees, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by the date hereof or amounts required to be reimbursed by them to the date hereof, (ii) Newco LP is in compliance with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours except where failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, (iii) Newco LP is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of Newco LP, has sought to represent any of the employees, representatives or agents of Newco LP, (iv) there is no labor strike, dispute, slowdown or stoppage actually pending, or, to the best knowledge of Newco LP, threatened against or involving Newco LP, and (v) to the best knowledge of Newco LP, no salaried key employee has any plans to terminate his or her employment with Newco LP. Each of the executive officers of Newco LP who has or had access to confidential information of Newco LP has executed a confidentiality agreement, and such agreements are in full force and effect.

8.15.    Agreements.

     (a) Newco LP is not a party to, or bound or subject to, any Contract, other than (x) any Contract which (i) pursuant to its terms, has expired, been terminated or fully performed by the parties, and in each case, under which Newco LP has no liability, contingent or otherwise, or (ii) involves monthly payments to or from Newco LP (as opposed to an indemnity agreement or similar contract under which a party is not required to make fixed monthly payments) which monthly payments do not aggregate on an annual basis to US$250,000 or more, and in each case, is not material to the business, condition (financial or otherwise), operations or prospects of Newco LP and (y) as set forth in Section
8.15 of the Newco LP Disclosure Schedule.

     (b) Assuming the due execution and delivery by the other parties thereto, each of such Contracts is, as of the date hereof, legal, valid, binding and in full force and effect and enforceable in accordance with its terms. There is no breach, violation or default by Newco LP (or, to the best knowledge of Newco LP, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, and no event (including, without limitation, the consummation of the transactions contemplated by this Agreement) which, with notice or lapse of time or both, would (A) constitute a breach, violation or default by Newco LP (or, to the best knowledge of Newco LP, any other party) under any such Contract except where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect on Newco LP, or (B) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against Newco LP under any such Contract. Newco LP is not or, to the knowledge of Newco LP, no other party to any of such Contracts (i) is in arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Contracts or (ii) has granted or has been granted any waiver or indulgence under any of such Contracts or has repudiated any provision thereof.

8.16. Offering Exemption. Assuming the accuracy of the representations and warranties contained in Section 5 hereof, the issuance and delivery of Investor Interests to the Second Closing Investors at the Second Closing are exempt from registration under the Securities Act as in effect on the date of this Agreement and under applicable state securities and "blue sky" laws, as currently in effect.

8.17. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required by Newco LP in connection with the execution, delivery and performance of this Agreement, or by Newco LP in connection with the execution, delivery and performance of the Ancillary Agreements to which it is a party, the consummation by Newco LP of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Investor Interests (other than (i) such notifications or filings required under the HSR Act, the FCC Act and applicable federal or state securities laws, if any, which shall be made on a timely basis and (ii) permits, authorizations, consents and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect on Newco LP).

8.18. Brokers. No agent, broker, investment banker or other firm or person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Newco LP in connection with this Agreement or the Ancillary Agreements or any of the transactions contemplated hereby or thereby.

8.19. Public Utility Holding Company, Etc. Neither Newco LP nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of a " public utility company," a "holding company" or a "subsidiary company" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

8.20.    FCC.
------------

     (a) Section 8.20(a) of the Newco LP Disclosure Schedule contains a true and complete list of all material Licenses, including the frequencies authorized for and the issuance and expiration dates of each such License, issued to Newco LP or Newco Sub by the FCC in connection with the operation of the Existing Sub Business. No such License is subject to any restriction or condition which would limit in any material respect the full operation of the Existing Sub Business as now operated, and no proceeding, inquiry, investigation or other administrative action is pending or, to Newco LP's knowledge, threatened by or before the FCC that would reasonably be expected to result in the revocation of any material FCC authorization or otherwise impair in any material respect the full operation of the Existing Sub Business. The representations contained in this Section 8.20 are limited by the statements set forth in the section of Parent's most recent Regulatory Disclosure. The statements contained in the Regulatory Disclosure fully and accurately describe, with respect to the Existing Sub Business, the material legal matters and proceedings arising under the Communications Act of 1934, as amended, and the published rules, regulations, and policies promulgated thereunder by the FCC.

     (b) Section 8.20(b) of the Newco LP Disclosure Schedule contains a true and complete list of all material Applications, and including the frequencies applied for and the filing date of each such Application, that have been filed by Parent or Sub or Newco LP or Newco Sub with the FCC relating to the Existing Sub Business. Neither Newco LP nor Newco Sub is aware of any reason why any Application would not granted by the FCC. Newco LP have delivered to Investor true and complete copies of the Licenses and Applications, including any additions, amendments and other modifications thereto.

     (c) Newco Sub is the authorized legal holder of all the Licenses, other than Licenses held by Canadian License Co. The Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of Parent, Sub or Newco LP, or any of their officers, directors, or employees; and the operation of the business of Newco LP and Newco Sub is in full compliance with the Licenses. These Licenses are sufficient for the lawful conduct of the business and operation of the Existing Sub Business in the manner and to the full extent they are currently conducted. All material reports, forms, and statements required to be filed with the FCC with respect to the Existing Sub Business have been filed and are complete and accurate in all material respects.

     (d) Canadian License Co. is the authorized legal holder of the Canadian License Co. Licenses. The Canadian License Co. Licenses are in good standing, are in full force and effect, and are unimpaired by any act or omission of TMI, Canadian License Co., or any of the officers, directors, or employees of either TMI or Canadian License Co.; and the operation of the Canadian License Co. business is in full compliance with the Canadian License Co. Licenses. The
Canadian License Co. Licenses are sufficient for the lawful conduct of the business and operation of Canadian License Co. All material reports, forms, and statements required to be filed with Industry Canada and the CRTC with respect to the Canadian License Co. business have been filed and are complete and accurate in all material respects.

     (e) In 1999, Sub had access to the spectrum assigned to Sub in the 1999 coordination agreement among the North American L-band operators. Newco believes that Newco Sub should continue to have access for the year in which the Second Closing occurs to as much of this spectrum as Newco Sub is able to use.

8.21. Restrictions. Other than Newco LP's obligations under the TMI Note, the MSI Note and the Convertible Notes, Newco LP is not and will not be a party to any loan agreement or other financing document giving rise to any obligations, restrictions, limitations or Encumbrances with respect to Newco LP or its assets. During any period when Parent shall own an interest in Newco LP of 50% or greater, the only contractual obligations of Parent relating to Newco LP (other than those contained in this Agreement and the Ancillary Agreements) shall be the provisions of Parent's existing Loan Agreements. Following consummation of the First Closing and assuming that Parent shall then own less than a 50% Interest in Newco LP, such requirements shall cease to be applicable, other than Parent's pledge of all of its Limited Partnership Interests in Newco LP to its banks and guarantors.

8.22. Environmental Matters. There are, with respect to Newco LP, no past or present violations of Environmental Law (as defined below), nor any actions, activities, circumstances, conditions, events, incidents, or contractual obligations which are reasonably likely to give rise to any liability which would have a Material Adverse Effect on Newco LP pursuant to any Environmental Law, and neither Parent nor Newco LP has received any written notice with respect to any of the foregoing nor is any Litigation pending or, to the knowledge of Parent and Newco LP, threatened in connection with any of the foregoing.

     (a) For purposes of this Section 8.22, capitalized terms used herein shall have the following meanings:

          (i) "Environmental Laws" shall mean, all applicable provisions of federal, state, local or foreign law (including applicable principles of common and civil law), statutes, ordinances, rules, regulations, published standards and directives that have the force and effect of law, permits, licenses, judgments, writs, injunctions, decrees and orders enacted, promulgated or issued by any Public Authority, and all indemnity agreements and other contractual obligations, as in effect at such date, relating to
     (i) the protection of the environment, including the air, surface and subsurface soils, surface waters, groundwaters and natural resources, and
     (ii) occupational health and safety and exposure of persons to Hazardous Materials. Environmental Laws shall include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq., and any other laws imposing or creating liability with respect to Hazardous Materials.

          (ii) "Hazardous Material" shall mean any substance regulated by any Environmental Law.

          (iii) "Public Authority" shall mean any supranational, national, regional, state or local government court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

8.23. Proprietary Rights. Except for matters which would not, in the aggregate, have a Material Adverse Effect on Newco LP, (i) Newco LP is the sole owner, free and clear of any Encumbrance, of, or has a valid license, without the payment of any royalty except with respect to off-the-shelf software and otherwise on commercially reasonable terms, to, all U.S. and foreign trademarks, service marks, logos, designs, trade names, internet domain names and corporate names, and the goodwill of the business connected therewith and symbolized thereby, patents, registered designs, copyrights, computer software and databases, whether or not registered, web sites and web pages and related items (and all intellectual property and proprietary rights incorporated therein) and all other trade secrets, research and development, formulae, know-how, proprietary and intellectual property rights and information, including all grants, registrations and applications relating thereto (collectively, the "Proprietary Rights") described in Section 8.23 of the Newco LP Disclosure Schedule, (such Proprietary Rights owned by or licensed to Newco LP, collectively, the "Newco Rights"); (ii) Newco LP has taken, and will take, all actions which are necessary or advisable in order to protect the Newco Rights, and to acquire Proprietary Rights, consistent with prudent commercial practices in the telecommunications industry; (iii) Newco LP's rights in the Newco Rights are valid and enforceable; (iv) neither Parent nor Newco LP has received any demand, claim, notice or inquiry from any person or entity in respect of the Newco Rights which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of Newco LP in, any such Newco Rights, and neither Parent nor Newco LP knows of any basis for any such challenge; (v) Newco LP is not in violation or infringement of, and has not violated or infringed, any Proprietary Rights of any other person or entity;
(vi) to the knowledge of Parent and Newco LP, no person or entity is infringing any Newco Rights; and (vii) except on an arm's-length basis for value and other commercially reasonable terms, Newco LP has not granted any license with respect to any Newco Rights to any person or entity.

8.24. Disclosure. Neither this Agreement nor any Ancillary Agreement (nor any certificate or instrument executed in connection with this Agreement or any Ancillary Agreement) furnished or made to the Investors by or on behalf of Newco LP omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

SECTION 9.        Sole Economics.
--------------------------------

     The parties acknowledge and agree that the economic interests of the parties in the joint business contemplated hereby and by the Newco LP Agreement and the Asset Sale Agreements are intended to be in the proportions set forth in the Newco LP Agreement, and that to the extent any party (or any of its affiliates) derives any economic benefit, or incurs any economic detriment, from the ownership or operation of any of the Related Entities, the parties will make equitable arrangements for the sharing of such benefit or detriment as shall reflect, as closely as practicable, the proportional ownership in Newco LP set forth from time to time in the Newco LP Agreement.

SECTION 10.       Certain Other Covenants.
-----------------------------------------

10.1. Notification of Certain Matters. Each party shall notify each other party in writing of its discovery of any matter that would render any of such party's representations and warranties contained herein untrue or incorrect in any material respect.

10.2. Hart Scott-Rodino Filing. The parties shall make any appropriate filings of Notification and Report Forms pursuant to the HSR Act with respect to the transactions contemplated hereby in a timely manner (i.e., sufficiently in advance of the anticipated closings so as to be not likely to result in a delay of the closings) and supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and take all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

10.3.    Certain Additional Covenants.
-------------------------------------

     (a) Parent shall cause Parent Sub, Sub and Newco LLC to promptly perform, and Parent hereby unconditionally guarantees the prompt performance by Newco LLC, Sub, and Parent Sub of, their respective obligations under this Agreement and the Ancillary Agreements, including, without limitation, the obligations of Sub to consummate the transactions contemplated by the Ancillary Agreements.

     (b) Until after the First Closing, Parent shall not, and shall not permit any of its direct or indirect subsidiaries to, engage in any transaction which would have the effect of transferring ultimate control of Sub to any person or entity not controlled by Parent, or of divesting Parent of ultimate control of Sub, without the consent of the Lead Note Investor, TMI and a majority in interest of the Existing Investors, which consent shall not be unreasonably withheld if (i) in connection with a bona fide disposition of assets in which the stock or assets of Sub constitute less than 50% in terms of value, ultimate control of Sub is transferred to a person or entity which shall have agreed in writing to be bound by the provisions hereof applicable to Parent, (ii) such transaction shall not materially interfere with or impede the consummation of the transactions contemplated by this Agreement and/or the Ancillary Agreements, and (iii) Parent shall expressly acknowledge in writing that it shall remain fully liable in respect of all liabilities and obligations (including indemnity obligations) undertaken by it under this Agreement and the Ancillary Agreements even if such liabilities or obligations arise from actions taken (or not taken) by such transferee.

     (c) Each party hereto shall use all commercially reasonable efforts to satisfy at the appropriate times all closing conditions to the consummation of the First Closing and the Second Closing, the Parent Conversions, and the other transactions contemplated hereby and by the Ancillary Agreements. Without in any way limiting the generality of the foregoing, each party shall use all reasonable best efforts to cause the conditions specified herein as conditions to the First Closing that are within such party's control to be satisfied by October 31, 2001.

     (d) From the date hereof until the First Closing, Parent shall not, permit Newco LLC or Sub to become bound by any contract, undertaking or obligation that would (i) prohibit, restrict, require any consent for, or give rise to any obligation as a result of, the transactions contemplated hereby or the Ancillary Agreements, other than standard anti-assignability clauses in ordinary course agreements, provided that the inability to transfer such agreements to Newco LP would not have a Material Adverse Effect on Newco LP; (ii) be considered out of the ordinary course of business for Parent, Sub or Newco, including without limitation non-preemptable service contracts, prepaid contracts and contracts giving preferential access to spectrum or otherwise providing customers with a preferred status; or (iii) obligate Parent, Sub or Newco to commit to provide both a specified amount of satellite transmission power and a specified amount of bandwidth, thereby depleting Parent's or, or Sub's available satellite-based communications network power and bandwidth capacity.

     (e) From the date hereof until the First Closing, without the prior written consent of Parent, Newco, the Lead Investor and a majority in interest of the Existing Investors, which consent shall not be unreasonably withheld, TMI shall not, and shall not permit TMI Sub to, become bound by any contract, undertaking or obligation that would (i) prohibit, restrict, require any consent for, or give rise to any obligation as a result of, the transactions contemplated hereby or the Ancillary Agreements, other than standard anti-assignability clauses in ordinary course agreements, provided that the inability to transfer such agreements to Newco LP would not have a Material Adverse Effect on Newco LP;
(ii) be considered out of the ordinary course of business for TMI and TMI Sub (if TMI or TMI Sub had entered into such contract or obligation), including without limitation non-preemptable service contracts, prepaid contracts and contracts giving preferential access to spectrum or otherwise providing customers with a preferred status; or (iii) obligate TMI to commit to provide both a specified amount of satellite transmission power and a specified amount of bandwidth, thereby depleting TMI's available satellite-based communications network power and bandwidth capacity; provided, however, that TMI is permitted after the date hereof to (A) enter into an agreement with Telecom Mexico substantially in the form of the proposal dated September 21, 2000 as resubmitted by letter dated November 15, 2000 from TMI to Telecommunicaciones de Mexico, and (B) enter into service provider contracts that require a prepayment by the customer provided such contracts are entered into in the ordinary course of TMI's business consistent with past practice and do not involve any affiliates of TMI. At the First Closing, TMI's remaining obligations under any contract of the types contemplated by clauses (A) and (B) of the preceding sentence shall be assigned to Newco (or, if appropriate, Canadian License Co.) along with an amount of cash corresponding to the amount of any prepayment relating to such remaining obligations.

     (f) Investment Company Act. Until after the Second Closing, Parent will not become an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

10.4. Transactions with Affiliates. Except as set forth herein or in the Ancillary Agreements, Newco will not, prior to or in connection with the First Closing, engage in any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of Newco's business and upon fair and reasonable terms no less favorable to Newco than would be obtainable in a comparable arm's-length transaction with a person not an affiliate. As used herein, the term "affiliate" shall mean any officer, director, 10% or greater stockholder, or any family member of any such person, or any business entity controlled by any such person; without limiting the generality of the foregoing, Parent and each of its subsidiaries and affiliates shall be deemed to be affiliates of Newco.

10.5. Reservation of Common Stock. From and after the Second Closing Date, Parent shall at all times reserve and keep available out of its authorized shares of common stock, solely for the purpose of issue or delivery upon the consummation of the Parent Conversions, the maximum number of shares of Parent Common Stock that may be issuable or deliverable in connection therewith. Such shares of Parent Common Stock are or will be duly authorized and, when issued or delivered in accordance with the provisions of Section 3.1 hereof, shall be validly issued, fully paid and non-assessable.

10.6. Use of Proceeds. The amount received by Newco LP at the First Closing shall be used as follows: (a) US$45,000,000 shall be paid to Sub pursuant to the Amended and Restated Sub Asset Sale Agreement, (b) US$7,500,000 shall be paid to TMI pursuant to the TMI Asset Sale Agreements and (c) the remaining US$2,500,000 shall be used for general corporate purposes.

10.7.    Financial Information.
------------------------------

     From the date hereof through the Second Closing Date, Newco shall furnish to TMI, Parent and the Investors the following financial statements:

     (a) within 115 days after the end of each fiscal year of Newco, an audited balance sheet of Newco as of the end of such fiscal year and the related audited statements of operations, members' capital or stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by a firm of independent public accountants selected by the Board of Directors of Newco; and

     (b) within 45 days after the end of each fiscal month of Newco, an unaudited balance sheet of Newco as of the end of such fiscal month and the related unaudited statements of operations, stockholders' equity and cash flows for the fiscal month then ended, prepared in accordance with GAAP, except for the absence of notes thereto and subject to normal recurring year end adjustments which will not be material in nature or amount, and certified by the chief financial officer of Newco (the most recent of which shall be referred to herein as the "Newco Financial Statements").

10.8.    FCC Application; Next-Gen Satellite.
--------------------------------------------

     (a) Without the consent of TMI, Parent, the Lead Note Investor and a majority in interest of the Existing Investors, which consent shall not be withheld unreasonably, neither the FCC Applications nor the Industry Canada Application shall be amended in any material respect.

     (b) From and after the First Closing, Newco and Canadian License Co. will, at their own expense, use all commercially reasonable efforts to obtain such licenses, consents, authorizations and approvals of the FCC and Industry Canada as are necessary for Newco LP and Canadian License Co. or their respective successors to develop a next-generation mobile satellite system substantially in accordance with the FCC Applications and Industry Canada Application. Newco and Canadian License Co. will use all commercially reasonable efforts to develop a next-generation mobile satellite system for Newco and Canadian License Co. in accordance with such licenses, consents, authorizations and approvals as are granted by the FCC and Industry Canada pursuant to such Applications.

     (c) The parties agree not to interfere with the granting to Newco, Canadian License Co. or their respective successors, of the licenses, consents, authorizations and approvals contemplated by the FCC Applications and Industry Canada Application, and not to attempt to take away or otherwise deprive Newco or Canadian License Co., or their respective successors, of any licenses, consents, authorizations and approvals which are granted to them pursuant to the FCC Applications and Industry Canada Application.

10.9.  Operations  Plan.  The parties agree to proceed in  accordance  with this
Section 10.9, except as otherwise determined by a vote of the Limited Partners of Newco and the Note Investors (as if the Note Investors had converted all of their Convertible Notes into equity interests of Newco LP) holding at least eighty percent (80%) of the Percentage Interests held by all Newco LP limited partners and the Note Investors (as if the Note Investors had converted all of their Convertible Notes into equity interests of Newco LP), from the date of First Closing until the earlier of the Second Closing Date or September 30, 2002:

     (a) The parties agree that Newco shall adopt the Operations Plan attached hereto as Exhibit R (the "Operations Plan");

     (b) The parties agree that Newco will implement the combination of TMI and Sub operations (location, platform, services, employees) as contemplated in the Operations Plan;

     (c) Subject to paragraph (b) above, Newco will have the right to modify its operations on an ongoing basis provided that such modification does not cause Newco to go from being cash positive during any calendar quarter to cash negative during such calendar quarter or any quarter thereafter; and

     (d) Newco shall promote and support the marketing and sale of TMI's packet data and TAMS services provided that such services are profitable and cash positive or reasonably expected to be profitable and cash positive. Subject to the immediately preceding sentence, Newco will use all commercially reasonable efforts to avoid liability under Section 3.8(c) under the Amended and Restated Sub Asset Sale Agreement.

10.10.   Non-compete; Non-solicitation; Exclusivity as to L-Band.
----------------------------------------------------------------

     (a) Without the express prior written consent of Newco LP and the Lead Note Investor, neither (i) Parent nor any subsidiary of Parent nor (ii) TMI nor any subsidiary of TMI shall, at any time during the two-year period immediately following the First Closing, directly or indirectly, own, manage, control or participate in the ownership, management or control of, any entity that directly competes with the Existing Sub Business or the Existing TMI Business, in each case, as such businesses were conducted immediately prior to the First Closing; and provided, further, that the foregoing shall not prohibit Parent or TMI from owning as a passive investment 5% or less of the outstanding equity of any publicly-traded entity.

     (b) Parent and TMI agree that they and their respective subsidiaries shall not, for a period of one year after the First Closing, actively solicit or attempt to solicit, without the express written consent of Newco LP, any key employee of Newco LP or any subsidiary of Newco LP. Newco LP agrees that it and its respective subsidiaries shall not, for a period of one year after the First Closing, actively solicit or attempt to solicit, without the express written consent of the affected party, any key employee of TMI or Parent or any of their respective subsidiaries. Notwithstanding the foregoing, this prohibition on solicitation does not apply to actions taken by a party either: (a) as a result of an employee's affirmative response to a general recruitment effort carried out through a public solicitation or general solicitation, or (b) as a result of an employee's initiative. For purposes of this paragraph, key employees include supervisory personnel, executives, personnel in charge of any department, section or subdivision of the company and project, contract managers (or directors), and senior personnel and technical specialists on any individual project or projects.

     (c) Parent, Sub, Newco and TMI agree that they will take all actions necessary or desirable (i) for Newco Sub to remain the only entity licensed by the FCC to operate one or more Mobile Satellite Service satellites in the L-band (i.e., 1525-1559/1626.5-1660.5 MHz) and (ii) for no L-band earth stations to be licensed by the FCC to operate in the United States in connection with any non-U.S. licensed L-band satellites; and (iii) to maximize the scope of those licenses (including the spectrum coordinated with respect thereto).

10.11. Survival of Representations, Warranties, Agreements and Covenants; Indemnifications.
---------------------------------------------------------------------------

     (a) Survival. All representations and warranties made in or pursuant to this Agreement and in or pursuant to the Ancillary Agreements shall survive until two years after the date made (except that the representations and warranties made in Sections 4.8(b)(i) and 8.8(b)(i) shall survive until the expiration of the statute of limitations applicable to any claims that may be made by the holders of the Series A and Series B 12 1/4% Senior Notes due 2008 issued by Holdings). A party's rights to pursue claims for breaches of representations and warranties shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any party hereto, except as set forth in clause (j) below.

     (b) Indemnification by Parent. Parent shall indemnify and hold harmless each Investor and (without duplication of remedies) Newco from and against all damages, losses, claims, liabilities and obligations, costs and expenses (including attorneys' fees) ("Losses") arising in any way out of or related to
(i) the breach by Parent, Newco, Motient Communications, Sub or Parent Sub of any representation or warranty made to the Investors by Parent, Newco LLC, Newco, Motient Communications, Sub or Parent Sub herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or (ii) the breach by Parent, Newco, Motient Communications, Sub, or Parent Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto. Parent shall indemnify and hold harmless TMI from and against all Losses arising in any way out of or related to
(i) the breach by Parent, Sub or Parent Sub of any representation or warranty made to TMI by Parent, Sub or Parent Sub herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or (ii) the breach by Parent, Sub, or Parent Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto. For purposes of this Section 10.11(b), and 10.11(f) below, the terms "material" and "Material Adverse Effect", and other materiality qualifiers in the representations and warranties contained herein or in the Ancillary Agreements and in any documents delivered pursuant hereto or thereto, shall be deemed to refer to matters, and groups of related matters, that have a financial or economic impact, or are capable of having a financial or economic impact, of US$100,000 or more. For purposes of the foregoing sentence, matters shall be considered to be within "groups of related matters" if they relate to any given Section of the representations and warranties. (For purposes of illustration only, Section 4.6 would be deemed to be breached if Parent had failed to disclose a liability of US$25,000 and a liability of US$90,000, but not if Parent had failed to disclose seven liabilities of US$10,000 each.).

     (c) Indemnification by Newco. Newco shall indemnify and hold harmless TMI and each Investor from and against all Losses arising in any way out of or related to (i) the breach by Newco of any representation or warranty made by Newco herein or in any Ancillary Agreement or document delivered pursuant hereto or thereto, or (ii) the breach by Newco of any covenant or agreement contained herein or in any Ancillary Agreement or document delivered pursuant hereto or thereto.

     (d) No Duplication of Remedies. To the extent any party may have more than one remedy for any Losses incurred by it, it may pursue all available remedies but in no event shall be entitled to collect and retain any amount hereunder in excess of its Losses.

     (e) Indemnification by Investors. Each Investor shall indemnify and hold harmless the other parties hereto from and against all Losses arising in any way out of or related to (i) the breach by such Investor of any representation or warranty made by such Investor herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto, or (ii) the breach by such Investor of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto.

     (f) Indemnification by TMI. TMI shall indemnify and hold harmless the other parties hereto from and against all Losses arising in any way out of or related to (i) the breach by TMI or TMI Sub of any representation or warranty made by such party herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto or (ii) the breach by TMI or TMI Sub of any covenant or agreement contained herein or in any Ancillary Agreement or in any document delivered pursuant hereto or thereto.

     (g) Notice of Claims. All claims for indemnification hereunder shall be resolved in accordance with the following procedures:

          (i) If the party seeking indemnification (the "Indemnified Party") has incurred or reasonably believes that it may incur any Losses, it shall deliver promptly written notice to the indemnifying party (the "Indemnifying Party"), setting forth the nature and amount of the Losses or potential Losses, if possible, and further referencing the sections of this Agreement or in any other document delivered pursuant hereto upon which the claim for indemnification for such Losses is based (a "Claim Notice"). If an Indemnified Party receives notice of a third-party claim for which it intends to seek indemnification hereunder, it shall give the Indemnifying Party written notice of such claim, so that the Indemnifying Party's defense of such claim under this Agreement may be timely instituted. The failure by an Indemnified Party to provide such written notice shall not constitute a waiver of the Indemnified Party's right to indemnity unless such failure has prejudiced the Indemnifying Party's ability to defend such claim, and then only to the extent of such prejudice.

          (ii) If, after receiving a Claim Notice, the Indemnifying Party desires to dispute such claim or the amount claimed in the Claim Notice, it shall deliver to the Indemnified Party a written objection to such claim or payment setting forth the basis for disputing such claim or payment. Such notice shall be delivered within thirty (30) days after the date the Claim Notice to which it relates is received by the Indemnifying Party. If no such notice is received within the aforementioned 30-day period, the Indemnified Party shall be entitled to payment for such Losses from the Indemnifying Party within ten (10) days of the end of such 30-day objection period.

          (iii) If the Indemnifying Party shall agree that it is responsible for all amounts that may be recovered in connection with a third-party claim, action or suit (including waiving any deductible or limit that might otherwise apply under this Section 10.11) the Indemnifying Party shall have the right to conduct and control through counsel of its own choosing, which counsel shall be reasonably acceptable to the Indemnified Party, any third-party claim, action or suit; provided, that the Indemnifying Party
     (x) demonstrates to the Indemnified Party's reasonable satisfaction that it has the financial ability to mount an appropriate defense of such claim and
     (y) diligently contests and defends such claim. The Indemnified Party shall be entitled at any time, at its own cost and expense (except that such cost and expense shall be paid by the Indemnifying Party if the Indemnified Party reasonably determines that the Indemnifying Party is not adequately representing or, because of a conflict of interest, may not adequately represent the interests of the Indemnified Party) to participate in such defense and to be represented by attorneys of its choosing. Except with the prior written consent of the Indemnified Party no Indemnifying Party, in the defense of such claim or litigation, shall consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

          (iv) In the event that the Indemnifying Party does not elect to defend against any third-party claim, the Indemnified Party may defend against such claim in such manner as it may deem appropriate and the Indemnifying Party shall be liable for any legal expenses reasonably incurred in connection with such defense; provided, however, that the Indemnified Party shall not, without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, settle or consent to the entry of judgment with respect to such third-party claim.

          (v) In the event of any claim by a third party, the parties hereto agree that they will cooperate fully with each other in connection with the defense or settlement of such matter.

     (h) Limitation on Amounts. The Indemnifying Party shall not be obligated to pay any amounts for indemnification under this Section 10.11 with respect to breaches of representations and warranties until the aggregate indemnification obligation of such Indemnifying Party hereunder exceeds US$500,000, whereupon the Indemnifying Party shall be liable for all amounts for which indemnification may be sought which exceed US$500,000. Notwithstanding the foregoing, in no event shall the aggregate liability of (v) Parent and Newco to the Second Closing Investors exceed (i) US$100,000,000 (less any amount theretofore paid by Parent and/or Newco to the Second Closing Investors pursuant to Section 7.9 of the June Investment Agreement) except in the case of any breach by Parent or Sub of the representations and warranties made in Sections 4.8(b)(i) or 8.8(b)(i);
(w) Parent and Newco to the Note Investors exceed US$52,500,000, (x) TMI (or the obligations of Parent to TMI) exceed the sum of the following amounts: (i) the $7.5 million in cash paid to TMI pursuant to the TMI-Newco Asset Sale Agreement,
(ii) the initial principal amount of the TMI Note and (iii) the fair market value of the TMI Interest as of the date of breach (determined as if such breach had not occurred); (y) any Note Investor exceed (i) in the event the First Closing has not yet occurred, such Note Investor's commitment under Section 1.2, and (ii) in the event the First Closing has occurred, the outstanding principal amount of the Convertible Note(s) purchased by such Note Investor plus if the Convertible Note(s) purchased by such Note Investor shall have been converted in part or in full, the fair market value of such Note Investor's interest in Newco as of the date of breach (determined as if such breach had not occurred); and
(z) any Second Closing Investor exceed (i) in the event the Second Closing has not yet occurred, such Second Closing Investor's commitment under Section 2.1, and (ii) in the event the Second Closing has occurred, the fair market value of such Second Closing Investor's interest in Newco as of the date of breach (determined as if such breach had not occurred). Parent, Newco and the Existing Investors further agree that any sums paid by Parent and/or Newco to the Existing Investors pursuant to this Section 10.11 shall reduce the amount of the cap on Parent's and Newco's liability contained in the second sentence of
Section 7.9(g) of the June Investment Agreement on a dollar for dollar basis. The foregoing limits on indemnification shall not apply to any claims under
Section 9 hereof or to any claims for fraud or willful breach.

     (i) Force Majeure. Notwithstanding any other provision of this Section 10.11, no party shall be liable for any failure of performance of the terms of this Agreement due solely to acts of God, fires, floods or other natural catastrophes; national emergencies, insurrections, riots or wars; strikes, lockouts, work stoppages or other labor difficulties beyond such party's reasonable control.

     (j) Knowledge. Notwithstanding any other provision of this Section 10.11, Parent shall have no liability to any Investor as to any representation or warranty relating to Newco if such Investor did know that the representation or warranty was false when made.

     (k) Exclusive Remedy. Indemnification pursuant to this Section 10.11 shall be the exclusive remedy for any breach of representations and warranties or of any covenant or agreement in this Agreement by any party or any other matter pertaining to this Agreement or the transactions contemplated hereby, other than Losses relating to other written agreements between the parties and Losses relating to fraud or violation of securities laws; provided that nothing in this
Section 10.11 shall prevent any party from obtaining equitable relief in order to require another party to perform its obligations hereunder.

     (l) Claims Relating to Section 6.10. No claim may be asserted against TMI hereunder with respect to Section 6.10 hereof except to the extent of any claims asserted against Newco (or losses suffered by Newco) arising out of or relating to claims by creditors of TMI.

10.12. GTIS Contract Amendment. TMI will use all commercially reasonable efforts to procure the GTIS Contract Amendment within 120 days of the date hereof.

10.13. Newco/Newco Sub Management Agreement. Upon the First Closing, Newco LP will enter into a shared services agreement with Newco Sub, pursuant to which Newco LP will provide certain management and related services to Newco Sub, and pursuant to which Newco Sub will have authority to direct the operations of Newco LP and its affiliates, to the extent required by the FCC in connection with the licenses it issues to Newco Sub, to ensure compliance with FCC rules and regulations. To the extent required by the FCC in connection with the Licenses held by Newco Sub, such agreement shall provide Newco Sub with the authority to direct its affiliates' operations to insure compliance with FCC rules and regulations.

10.14. Employee Confidentiality. Each of the parties agrees that it shall cause its employees who are engaged in work on behalf of or for the benefit of Newco after the date hereof to execute an agreement providing that all work performed by such employee for Newco shall be considered works for hire and all proprietary rights therein shall be owned by Newco; provided, that with respect to employees of Telcom Ventures or its affiliates, the foregoing agreement shall in all cases be subject to the terms and conditions of that certain Patent Assignment Agreement, dated as of the date hereof.

10.15. Certain Releases and Consents. TMI shall obtain, as of the First Closing,
(i) the release by BCE of BCE's security interest in the assets of TMI and (ii) the consent of BCE pursuant to the Indemnity Agreement dated June 30, 1993 between TMI and BCE Inc.

10.16. Certain Sales Tax. In regard to the tangible personal property to be transferred by TMI to ULC pursuant to the TMI-ULC Asset Sale Agreement, the parties will use reasonable commercial efforts to reduce or eliminate the tax, if any, payable by ULC pursuant to the Ontario Retail Sales Tax Act, RSO 1990,
c. R31, as amended, provided that such reasonable commercial efforts shall not be construed to require any party to give an opinion, representation or warranty to any other party.

10.17. Appointment of Investor Group Designees. Without in any way limiting any Investor's right to vote or transfer its Investor Interest in its sole discretion or to otherwise exercise its rights or receive the benefits of ownership of such Investor Interest (subject, in each case to the limitations, restrictions and other provisions contained in the Newco LP Agreement), each Existing Investor hereby irrevocably delegates the power and authority relating to the exercise of the Parent Conversions, and the matters set forth in clauses
(i) through (iv) below, to such Existing Investor's Investor Group Designee as set forth on Schedule IV hereto (each, an "Investor Group Designee") and appoints such Investor Group Designee as its true and lawful agent and attorney, for and in the name, place and stead of such Existing Investor (i) to exercise at any time the right to deliver a Conversion Notice, (ii) to request a Parent Conversion, (iii) to exercise such Existing Investor's rights under Section 3.1 of this Agreement and (iv) to send or receive notices, and make elections and decisions of any type, under this Agreement. Each Existing Investor hereby affirms that this grant of power and authority may under no circumstances be revoked except with the prior written consent of such Existing Investor's Investor Group Designee and Newco LP, which shall not be unreasonably withheld. The authority given to any Investor Group Designee hereunder may be transferred by such Investor Group Designee to any single person or entity upon notice to Newco LP, but in no event shall there be more than three Investor Group Designees.

10.18. Release under Indenture. Parent shall use all commercially reasonable efforts to have Sub released from its obligation under its Subsidiary Guaranty (as defined in the Indenture) by the Trustee (as defined in the Indenture) in accordance with Section 11.05 of the Indenture as soon as reasonably practicable after the First Closing. Parent shall deliver to TMI and each of the Investors a copy of such release.

10.19.   No Waiver by Newco LP.
------------------------------

     Prior to the First Closing, Newco LP and its subsidiaries shall not waive nor consent to any waiver of any of their rights under any of the Asset Sale Agreements to which any of them is a party, or amend or consent to the amendment of such agreements, without the prior written consent of the Lead Note Investor (which consent shall not be unreasonably withheld, delayed or conditioned).

SECTION 11.       Termination.
-----------------------------

11.1. Termination. (a) If the First Closing shall not have occurred on or before January 1, 2002, any party who is not in material breach hereunder shall be entitled to terminate this Agreement by written notice to the other parties hereto.

     (b) If the First Closing shall have occurred but the Second Closing shall not have occurred by June 30, 2003, either of Newco LP (by vote of a majority of the disinterested directors of Newco GP) on the one hand, and the Existing Investors on the other hand, provided that such party is not in material breach hereunder, shall be entitled to terminate the provisions of Section 2 hereof by written notice to the other parties hereto, but the remainder of this Agreement shall remain in full force and effect.

11.2. Termination Upon Breach. Prior to the First Closing, if any party shall be in material breach hereunder (understood to mean a breach which would allow one or more of the other parties to decline to close), and such breach shall not have been cured within 30 days of written notice thereof, then any party who shall be entitled to decline to close shall be entitled to terminate this Agreement by notice to the other parties hereto.

11.3. Consequences of Termination. In the event the First Closing does not occur for reasons other than a breach by one or more of the parties hereto, each party shall pay its own costs and expenses in connection herewith, except that Newco shall pay the reasonable costs and expenses incurred by Parent, TMI and the Investors in connection with the transactions contemplated hereby as set forth in Section 23. In the event the First Closing does not occur because of a breach by one or more of the parties hereto, such party shall be liable to the other parties hereto (i) in the case of a breach that was not willful, only for the reasonable costs and expenses incurred by the other parties hereto in connection with the transactions contemplated hereby, and (ii) in the case of a breach that was willful, for all Losses incurred by the other parties resulting from such breach (including without limitation their reasonable costs and expenses as contemplated by clause (i)). Upon termination of this Agreement, all rights and obligations of the parties hereunder, other than rights and obligations under Sections 10.11, this Section 11.3, and Sections 15, 20, 21 and 23, shall terminate and the January Investment Agreement shall be reinstated and shall continue in full force and effect as between the parties thereto as if this Agreement had not been entered into.

SECTION 12.       Further Assurances.
------------------------------------

     At any time or from time to time after the First Closing, the parties will cooperate with each other, and at the request of another party, each party will execute and deliver any further instruments or documents and take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

SECTION 13.       Successors and Assigns.
----------------------------------------

     This Agreement shall bind and inure to the benefit of the parties and the respective successors, permitted assigns, heirs and personal representatives, except that none of Parent, Newco or TMI may assign its rights and obligations under this Agreement to any person without the prior written consent of the Investors. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for each Investor's benefit as a purchaser or holder of Investor Interests or Parent Common Stock or Convertible Notes or Conversion Interests are also for the benefit of, and enforceable by, any subsequent holder of such Investor Interests or Parent Common Stock or Convertible Notes or Conversion Interests. An Investor may assign its rights and obligations hereunder to any affiliate or to any of its stockholders, members or partners, or to any other party to this Agreement. Subject to the restrictions contained in Newco LLC's Operating Agreement or the Newco LP Agreement, an Investor may also assign its rights and obligations hereunder, including its rights pursuant to Section 3 hereof, to any permitted transferee of its Investor Interest; provided that such transferee agrees in writing to be bound by the terms of this Agreement, including that the appropriate Investors Group Designee holds the right to request a Parent Conversion as to the Investor Interest held by such transferee.

SECTION 14.       Entire Agreement.
----------------------------------

     This Agreement and the Ancillary Agreements and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings with respect thereto.

SECTION 15.       Notices.
-------------------------

     All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      If to Parent, Parent Sub, Newco LLC or Newco LP, to:

                           Motient Corporation
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191-5416
                           Fax:  (703) 758-6134
                           Attention:  General Counsel

                           with a copy to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive, Suite 1100
                           McLean, Virginia  22102
                           Fax:  (703) 610-6200

                           Attention:  Richard K.A. Becker, Esq.

                  (ii) If to the Note Investors, to each of the Note Investors at their addresses set forth on
                           Schedule III.

                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Fax:  (917) 777-2918
                           Attention:  Gregory A. Fernicola, Esq.

                  (iii) If to the Second Closing Investors, to each of the Investor Group Designees at their addresses set forth on Schedule IV.

                           with a copy to:

                           Kirkpatrick & Lockhart LLP
                           1251 Avenue of the Americas
                           45th Floor
                           New York, NY  10020-1104
                           Fax:  (212) 536-3901
                           Attention:  William J. Phillips, Esq.

                  (iv)     If to TMI or TMI Sub, to:

                           TMI Communications Inc.
                           1601 Telesat Court
                           Gloucester, Ontario
                           KIB5P4
                           Attention:  Legal Department

                           with a copy to:

                           Salans Hertzfeld Heilbronn Christy & Viener
                           620 Fifth Avenue
                           New York, New York  10020
                           Attention:  Owen D. Kurtin, Esq.

     All such notices, requests, consents and other communications shall be deemed to have been given when received.

SECTION 16.       Amendments.
----------------------------

     The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of Parent, TMI, and on behalf of each Investor, by such Investor's Investor Group Designee. No waiver of any of the provisions of this agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. The covenants contained herein relating to operations of Newco LP after the First Closing may be amended with the written consent of persons holding at least 50.1% of the limited partnership interests (in the case of the Note Investors on an as converted basis) in Newco LP, provided that if any such amendment would have a materially disproportionate effect on any party, such party's consent to such amendment shall also be required. For example (and not by way of limitation), an amendment to or waiver of any of the covenants contained in
Section 2.5 hereof shall be deemed to have a materially disproportionately effect on the Existing Investors.

SECTION 17.       Counterparts.
------------------------------

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

SECTION 18.       Headings.
--------------------------

     The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 19.       Nouns and Pronouns.
------------------------------------

     Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

SECTION 20.       Governing Law.
-------------------------------

     This Agreement is being executed and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case having jurisdiction over the County of New York, for any litigation arising out of or relating to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby (and agrees not to commence any litigation relating thereto except in such courts unless such courts shall have declined to exercise jurisdiction), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case having jurisdiction over the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient or improper forum .

SECTION 21.       Publicity.
---------------------------

     (a) Except as may be required by applicable law, stock exchange rules or listing agreements, each of the parties hereto agrees that it will make no public statement regarding the transactions contemplated hereby unless the language and timing of such statement has been approved by Parent, TMI and the Investor Group Designees. Each Party acknowledges that it has received or shall receive confidential and proprietary information concerning the assets, business plans, intellectual property rights and operations of Newco and the Related Entities ("Confidential Information"). Each party agrees that the Confidential Information is a valuable asset of Newco or its owner, as the case may be and its public disclosure or use outside of Newco's activities without the prior consent of Newco would cause substantial harm to Newco. Therefore, each party agrees to treat all Confidential Information received by it with the amount of care that a reasonable business person would use to protect its own valuable and proprietary confidential information and shall not disclose any Confidential Information to any Person who does not have a contractual obligation with Newco to keep such Confidential Information confidential or does not have the right to have such Confidential Information disclosed to it under an agreement with Newco. In addition, each party shall not personally, and shall not permit other Persons (including its Affiliates) to utilize Confidential information for any purpose other than for the benefit of Newco.

     (b) Notwithstanding the foregoing, a party may disclose Confidential Information to its affiliates, professional advisors, lenders and investors if either (i) such Persons have agreed for the benefit of Newco, to comply with the provision of this Section 21 or (ii) the disclosing party agrees for the benefit of Newco and the other parties hereto to be responsible for any breach by any such Person.

     (c) As used herein, "Confidential Information" shall not include information (i) that has become generally available to the public through no fault of the receiving Person, (ii) to the minimum extent necessary in order to comply with any law, order, regulation, ruling or other governmental request pursuant to subpoena or government order, provided that in the event a receiving person is subject to such a subpoena or order, it shall notify in writing Newco of such event, and shall cooperate with any reasonable request or efforts by Newco to take reasonable legally permissible actions to limit the scope of disclosure required in order for such Person to comply with such subpoena or order and (iii) as may be required or appropriate in response to any report, statement or testimony submitted to any municipal, state or national (including foreign regulatory body having or claiming to have jurisdiction over such Person.

SECTION 22.       Severability.
------------------------------

     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

SECTION 23.       Expenses.
--------------------------

     Except as otherwise set forth in this Agreement, Newco LP shall pay all costs and expenses reasonably incurred by (i) the Existing Investors (up to a maximum of US$150,000), (ii) Parent (up to a maximum of US$150,000), (iii) TMI (up to a maximum of US$150,000), (iii) the Lead Note Investor (up to a maximum of US$150,000), and (iv) Newco LLC and Newco LP, in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Agreements and in connection with the closing of the transactions contemplated hereby and thereby (including reasonable legal fees incurred in preparing HSR filings and HSR filing fees) except for expenses relating to any Parent Conversion, which shall be paid by the Existing Investors electing to cause a Parent Conversion. Such payments shall be made at the First Closing (or upon termination of this Agreement if the First Closing shall not occur as contemplated hereby) with respect to costs and expenses incurred through such time, and at the Second Closing (or upon termination of the provisions of Section 2 hereof) with respect to costs and expenses incurred through such time.

SECTION 24.       Certain Defined Terms.
---------------------------------------

     "Additional Interests" has the meaning set forth in Section 5.1(a).

     "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Amended and Restated Sub Asset Sale Agreement" means the Amended and Restated Sub Asset Sale Agreement dated as of January 8, 2001 between Sub and Newco LLC.

     "Ancillary Agreements" means the agreements listed on Schedule VI.

     "Applications" has the meaning set forth in Section 4.15(b).

     "Appraisal Notice" has the meaning set forth in Section 7(a).

     "Appraiser" has the meaning set forth in Section 7(c).

     "Asset Sale Agreements" means the Amended and Restated Sub Asset Sale Agreement and the TMI Asset Sale Agreements, in each case, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "BCE" has the meaning set forth in the preamble to this Agreement.

     "Canadian Communications Statutes" means the Telecommunications Act (Canada), the Canadian Radio-television and Telecommunications Commission Act (Canada), the Radiocommunication Act (Canada), or other statutes of Canada specifically relating to the regulation of the Canadian telecommunications industry (including for this purpose the orders, rules, regulations, directives, decisions, notices and policies promulgated pursuant to such statutes, including the Radio Regulations, the Canadian Telecommunications Common Carrier Ownership and Control Regulations, and applicable statutes or regulations, if any, of any province of Canada specifically relating to the regulation of the Canadian telecommunications industry and the orders, rules, regulations, directives, decisions, notices and policies promulgated thereunder.

     "Canadian Holdco" shall mean Mobile Satellite Ventures Holdings (Canada) Inc., an Ontario Corporation.

     "Canadian License Co." shall mean Mobile Satellite Ventures (Canada) Inc., an Ontario Corporation.

     "Canadian License Co. Licenses" means the licenses transferred to Canadian License Co. pursuant to TMI Asset Sale Agreements.

     "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is required to be classified as a capital lease.

     "Cash Equivalents" means: (i) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve months from the date of acquisition; (ii) certificates of deposit, time deposits, Eurodollar time deposits, or banker's acceptances having in each case a tenor of not more than six months, issued by any U.S. commercial bank having combined capital and surplus of not less than $500,000,000 whose short term securities are rated both A-1 or higher by Standard & Poor's Corporation and P-1 or higher by Moody's Investors Services, Inc.; (iii) commercial paper of an issuer rated either at least A-1 by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. and/or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three months; (iv) repurchase agreements fully collateralized by securities issued by U.S. government agencies; and (v) money market mutual funds invested in the instruments permitted by clauses (i),
(ii), (iii) and (iv) above.

     "Claim Notice" has the meaning set forth in Section 10.11(g)(i).

     "Class A Preferred Units" shall have the meaning given such term in the Newco LP Agreement.

     "Closing Price" has the meaning set forth in Section 3.1(b).

     "Code" has the meaning set forth in Section 8.12.

     "Commitment" has the meaning set forth in Section 4.7.

     "Confidential Information" has the meaning set forth in Section 21 hereof.

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or (e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of any Debt. For purposes of this definition, the amount of any Contingent
Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof.

     "Contract" has the meaning set forth in Section 4.8.

     "Conversion Certificate" has the meaning set forth in Section 1.6(b)(iii).

     "Conversion Notice" has the meaning set forth in Section 3.1(a).

     "Conversion Interests" has the meaning set forth in Section 4.4.

     "Convertible Notes" has the meaning set forth in Section 1.2(a).

     "Cross Licensing Agreement" means the agreement substantially in the form attached hereto as Exhibit T.

     "CRTC" shall mean the Canadian Radio-television and Telecommunications Commission.

     "CRTC Approval" shall mean those approvals from the CRTC which are necessary or required to be obtained from the CRTC in order to transfer any international telecommunications service provider licenses from TMI to Canadian License Co.

     "Debt" means: (i) all indebtedness of Newco LP and its Subsidiaries for borrowed money, including borrowings of commodities, bankers' acceptances, letters of credit or letters of guarantee; (ii) all indebtedness of Newco LP and its subsidiaries for the deferred purchase price of property or services other than for goods and services purchased in the ordinary course of business and paid for in accordance with customary practice and not represented by a note, bond, debenture or other evidence of indebtedness; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by Newco LP and its subsidiaries (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all current liabilities of Newco LP and its subsidiaries represented by a note, bond, debenture or other evidence of indebtedness; (v) all obligations under leases which have been or should be, in accordance with U.S. GAAP, recorded as capital leases in respect of which Newco LP and its subsidiaries are liable as lessee; and (vi) all indebtedness of the kinds referred to in (i) through (v) above which is directly or indirectly guaranteed by Newco LP and its subsidiaries or which Newco LP and its subsidiaries have agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which Newco LP and its subsidiaries have otherwise assured a creditor or other Person against loss.

     "Document Standstill and Termination Agreement" shall mean the Amended and Restated Document Standstill and Termination Agreement of even date herewith among Parent and the Existing Investors, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "Dollars" or "$" or "US$" means United States dollars.

     "DRULPA" has the meaning set forth in Section 1.1(a).

     "Encumbrances" shall mean all mortgages, liens, pledges, encumbrances, security interests, deeds of trust, options, encroachments, reservations, orders, decrees, judgments, conditions, restrictions, charges, agreements, claims or equities of any kind.

     "Environmental Laws" has the meaning set forth in Section 8.22(a)(i).

     "ERISA" has the meaning set forth in Section 8.12.

     "Event of  Default"  has the  meaning  given  such term in the  Convertible
Notes.

     "Exchange Act" has the meaning set forth in Section 4.5(a).

     "Existing Investor" and "Existing Investors" have the meaning set forth in the opening paragraph of this Agreement.

     "Existing System Equipment Financing" means Debt, up to a maximum principal amount of US$4,000,000, incurred by Newco LP for the purpose of enabling Newco LP to acquire hardware or software, to replace or upgrade hardware and software owned by Newco LP as of the First Closing Date but only to the extent that the proceeds of such Debt are applied to acquire such hardware or software.

     "Existing Sub Business" has the meaning set forth in the preamble to this Agreement.

     "Existing TMI Business" has the meaning set forth in the preamble to this Agreement.

     "Fair Market Value" has the meaning set forth in Section 7(b).

     "FCC" shall mean the United States Federal Communications Commission or any successor United States federal agency or agencies with responsibility for licensing the use of the radio frequency spectrum similar to that of the current agency.

     "FCC Act" means the U.S. Communications Act of 1934, as amended.

     "FCC Applications" shall mean those two certain Applications filed with the
FCC: one of which was filed by Sub and Newco Sub, in the form of Exhibit Q hereto, requesting authority (1) to assign Sub's FCC licenses and pending applications to Newco Sub (including approval of foreign ownership in Newco LP and Newco GP of greater than 25 percent); (2) to modify those licenses to permit Newco Sub to operate in a manner that is consistent with the Operations Plan; and (3) to launch and operate a next-generation satellite system described in said Application, as said Application may be amended, modified, or supplemented from time to time in accordance herewith; the other of which was filed by TMI and Newco Sub, in the form of Exhibit Q hereto, requesting authority (1) to assign TMI's FCC licenses and pending applications to Newco Sub and (2) to modify those licenses to permit Newco Sub to operate in a manner that is consistent with the Operations Plan.

     "FCC Applications Order" shall mean an order (or orders) of the FCC granting in all material respects the FCC Applications, without the imposition of any conditions that may reasonably be expected to result in a Material Adverse Effect on Newco or Canadian License Co.

     "FCC Change of Control Approval" shall mean an order or orders of the FCC granting in all material respects the requested assignment of all material FCC licenses from Sub and TMI to Newco Sub (including approval of foreign ownership in Newco LP and Newco GP of greater than 25 percent) and the modification of those licenses sufficient to permit implementation of the Operations Plan.

     "FCC Other Approvals" shall mean an order or orders of the FCC granting Newco Sub in all material respects the authority to launch and operate a next-generation satellite system as described in the FCC Applications, as said Application may be amended, modified, or supplemented from time to time in accordance herewith.

     "Final FCC Order" shall mean an order (or orders) of the FCC (including, without limitation, the FCC Applications Order) with respect to which (a) no request for a stay is pending, no stay is in effect, and any deadline that may be designated by statute or regulation for filing such a request is passed; (b) no petition for rehearing or reconsideration or application for review is pending, and the time that may be designated by statute or regulation for filing any such petition or application is passed; (c) there is no reconsideration by the FCC on its own motion and the time that may be designated by statute or regulation for initiating any such reconsideration has passed; and (d) no appeal is pending or in effect, and any deadline time that may be designated by statute or regulation for filing any such appeal has passed.

     "Final Order Finality Date" has meaning set forth in Section 2.3(a).

     "First Closing" has the meaning set forth in Section 1.5(a).

     "First Closing Date" has the meaning set forth in Section 1.5(a).

     "First Closing Transactions" means the transactions contemplated hereby and by the Ancillary Agreements which are to be consummated at the First Closing.

     "Flipper" has the meaning set forth in Section 7(a).

     "Flipper Sisters" has the meaning set forth in Section 7(a).

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "GTIS Contract" means the GTIS Bulk Capacity Lease Agreement, dated September 14, 1998, between TMI and Her Majesty the Queen in Right of Canada (acting through and represented by the Minister of Communications) and the Operating Agreement, dated April 3, 1996 between TMI and her Majesty the Queen, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder

     "GTIS Contract Amendment" means an amendment to the GTIS Contract as contemplated by Exhibit N hereto.

     "Hazardous Material" has the meaning set forth in Section 8.22(a)(ii).

     "Holdings" has the meaning set forth in Section 4.8.

     "HSR Act" has the meaning set forth in Section 1.6(b)(xiii).

     "Indemnified Party" has the meaning set forth in Section 10.11(g)(i).

     "Indemnifying Party" has the meaning set forth in Section 10.11(g)(i).

     "Indenture" has the meaning set forth in Section 4.8.

     "Industry Canada" shall mean the Canadian Federal Department of Industry.

     "Industry Canada Application" shall mean that certain Application to be filed with the Industry Canada by TMI, in the form of Exhibit S hereto, requesting authority: (1) to assign to Canadian License Co. each of TMI's existing Industry Canada licenses, permits, approvals and authorizations, and
(2) to operate a next-generation satellite system described in said Application, as said Application may be amended, modified or supplemented from time to time in accordance herewith.

     "Industry Canada Application Order" shall mean those authorizations, licenses and approvals which are necessary or required to be obtained from Industry Canada in order to grant approval to the Industry Canada Application.

     "Industry Canada Approval" shall mean those authorizations, licenses and approvals which are necessary or required to be obtained from Industry Canada in order to grant approval to the Industry Canada Application.

     "Industry Canada Transfer of License Approval" shall mean those authorizations, licenses and approvals of Industry Canada which are necessary to grant, in all material respects, the requested assignment of material TMI licenses from TMI to Canadian License Co.

     "Interests" has the meaning set forth in Section 2.3(b).

     "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Contingent Obligation, time deposit or otherwise.

     "Investor" and "Investors" have the meaning set forth in the opening paragraph of this Agreement.

     "Investor Group" shall mean, with respect to any Investor, such Investor's Investor Group as identified on Schedule III or Schedule IV hereto, as the case may be.

     "Investor Group Designee" has the meaning set forth in Section 5.9(a).

     "Investor Interests" has the meaning set forth in Section 2.1.

     "Investor Purchase Price" has the meaning set forth in Section 2.1.

     "January Agreements" has the meaning set forth in the preamble to this Agreement.

     "January Investment Agreement" has the meaning set forth in the preamble to this Agreement.

     "June Agreements" has the meaning set forth in the preamble to this Agreement.

     "June Investment Agreement" has the meaning set forth in the preamble to this Agreement.

     "June Transactions" has the meaning set forth in the preamble to this Agreement.

     "Lead Note Investor" has the meaning set forth in Section 1.6(b)(v).

     "Lead Second Closing Investor" has the meaning set forth in Section 2.3(b)(vii).

     "Licenses" has the meaning set forth in Section 4.15(a).

     "Lien"  means  any  mortgage,   deed  of  trust,   pledge,   hypothecation,
assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing. "Limited Partnership Interests" has the meaning set forth in the Newco LP Agreement.

     "Litigation" has the meaning set forth in Section 4.9.

     "Losses" has the meaning set forth in Section 10.11(b).

     "LP Certificate" has the meaning set forth in Section 1.6(b)(iii).

     "Market Condition" means that, as of any date and for each of the ten trading days immediately preceding such date, (i) the NASDAQ Composite Index closing is not less than 3300 (as adjusted equitably for changes in the calculation of the NASDAQ Composite Index), and (ii) the closing price for Parent Common Stock is not less than $11.875 per share (adjusted equitably for stock splits, reverse stock splits, share combinations, recapitalizations, or similar reorganizations of Parent Common Stock).

     "Material Adverse Effect" shall mean a material adverse effect on the properties, business, prospects, operations, earnings, assets, liabilities or the condition (financial or otherwise) of the specified entity. Notwithstanding the foregoing, the partial or complete failure of the TMI Satellite shall not, of itself, be considered to have a Material Adverse Effect on the Existing TMI Business.

     "Motient Communications" means Motient Communications Inc., a Delaware corporation.

     "MSI Note" has the meaning set forth in Section 1.4(b).

     "New Investor" and "New Investors" has the meaning set forth in the opening paragraph of this Agreement.

     "Newco" means (i) prior to the First Closing, Newco LLC, and (ii) after the First Closing, Newco LP.

     "Newco Financial Statements" has the meaning set forth in the Section 10.7(b).

     "Newco GP" has the meaning set forth in Section 1.1(a).

     "Newco GP Stockholders Agreement" means the agreement substantially in the form attached hereto as Exhibit C.

     "Newco LLC" has the meaning in the opening paragraph of this Agreement.

     "Newco LLC Operating Agreement" means the Operating Agreement, dated June 29, 2000, by and between Parent, Newco LLC and the Existing Investors, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "Newco LP" has the meaning set forth in the preamble to this Agreement.

     "Newco LP Agreement" has the meaning set forth in Section 1.1(a).

     "Newco LP Disclosure Schedule" has the meaning set forth in the opening paragraph of Section 8.

     "Newco Rights" has the meaning set forth in Section 8.23.

     "Newco Securities" has the meaning set forth in Section 7(d).

     "Newco Sub" has the meaning set forth in Section 1.1(c).

     "Next Generation Financing" means Debt, up to a maximum principal amount of US$5,000,000, incurred by Newco LP for the purpose of enabling Newco LP to: (1) acquire hardware or software; or (2) pay for legal, regulatory or consulting costs directly related to the development of Newco LP's next-generation mobile satellite system and its associated terrestrial segment, but only to the extent that the proceeds of such Debt are applied to acquire such hardware or software, or to pay for such legal, regulatory and consulting costs.

     "Note Investors" has the meaning set forth in the opening paragraph of this Agreement.

     "Note Securities" has the meaning set forth in Section 5.1(a).

     "Notice Closing Price" has the meaning set forth in Section 3.1(a).

     "Offer" has the meaning set forth in Section 7(f).

     "Operations Plan" has the meaning set forth in Section 10.9(a).

     "Original Purchase Price" has the meaning set forth in Section 3.1(a).

     "Ownership Regulations" has the meaning set forth in Section 6.12(d).

     "Parent" has the meaning in the opening paragraph of this Agreement.

     "Parent  Capital  Reorganization"  has the  meaning  set  forth in  Section
3.1(c).

     "Parent Common Stock" has the meaning set forth in Section 3.1(a).

     "Parent Conversions" has the meaning set forth in Section 3.1(a).

     "Parent Exchange" has the meaning set forth in Section 3.1(a).

     "Parent Interest" has the meaning set forth in Section 1.4(a).

     "Parent's Loan Agreements" means the Term Credit Agreement dated as of March 31, 1998 among Parent and the banks and other parties named therein, and the Revolving Credit Agreement dated as of March 31, 1998 among Parent, Sub and the banks and other parties named therein, in each case, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "Parent Merger" has the meaning set forth in Section 3.1(a).

     "Parent/Newco Disclosure Schedule" has the meaning set forth in the opening paragraph of Section 4.

     "Parent Reports" has the meaning set forth in Section 4.5(a).

     "Parent Securities" has the meaning set forth in Section 5.1(a).

     "Parent Sub" has the meaning set forth in Section 1.4(a).

     "Per Unit Purchase Price" means $6.4465405156, subject to adjustment in accordance with Section 2.2.

     "Percentage Interests" has the meaning set forth in the Newco LP Agreement.

     "Permits" has the meaning set forth in Section 4.10.

     "Person"  means  any  individual,  corporation,   association,  partnership
(general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

     "Pledge  Agreement" means the Pledge and Guaranty  Agreement in the form of
Exhibit X.

     "Pre-Funded Capital" shall have the meaning set forth in Section 2.1(b).

     "Pre-Funding Investor" shall have the meaning set forth in Section 2.1(b).

     "Proprietary Rights" has the meaning set forth in Section 8.23.

     "Public Authority" has the meaning set forth in Section 8.22(a)(iii).

     "Purchase Money Indebtedness" means any Debt incurred or assumed by Newco LP to finance the cost (including the cost of construction) of an item of real or personal property (including the Existing System Equipment Financing and the Next Generation Financing) or the improvement to such property, the aggregate principal amount of which Debt does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of Newco LP incurred in connection therewith; provided that such Debt is incurred or assumed within 90 days of the acquisition of, or improvement to, such property.

     "Radiocommunication Act" has the meaning set forth in Section 6.12(g).

     "Radio Regulations" has the meaning set forth in Section 6.12(g).

     "Regulatory Disclosure" has the meaning set forth in Section 4.15(a).

     "Related Entities" means Canadian Holdco and Canadian License Co.

     "Sale" has the meaning set forth in Section 7(e).

     "SEC" has the meaning set forth in Section 4.5(a).

     "Second Closing" has the meaning set forth in Section 2.3(a).

     "Second Closing Date" has the meaning set forth in Section 2.3(a).

     "Second Closing Investors" has the meaning set forth in Section 2.1.

     "Securities Act" has the meaning set forth in Section 4.5(a).

     "Securities Laws" has the meaning set forth in Section 4.5(a).

     "Security Agreement" means the Security Agreement substantially in the form of Exhibit W hereto.

     "Sub" has the meaning set forth in the preamble to this Agreement.

     "Sub Asset Sale Agreement" has the meaning set forth in the preamble to this Agreement.

     "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Telecommunications   Act  (Canada)"  means  the   Telecommunications   Act
(Canada), as amended.

     "TMI" has the meaning set forth in the opening paragraph of this Agreement.

     "TMI Applications" has the meaning set forth in Section 6.12(b).

     "TMI Disclosure Schedule" has the meaning set forth in the opening paragraph of Section 6.

     "TMI Interest" has the meaning set forth in Section 1.3(a)

     "TMI Licenses" has the meaning set forth in Section 6.12(a).

     "TMI Note" has the meaning set forth in Section 1.3(b).

     "TMI Sub" has the meaning set forth in Section 1.3(a).

     "TMI-Telesat Letter Agreement" means the agreement in the form attached hereto as Exhibit Z.

     "TMI Asset Sale Agreements" means the TMI-Newco Asset Sale Agreement, the TMI-Canadian License Co. Asset Sale Agreement and the TMI-ULC Asset Sale Agreement, in each case, as in effect on the date hereof, and without giving effect to any amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "TMI-Canadian License Co. Asset Sale Agreement" means the Asset Sale Agreement, dated as of as of January 8, 2001, as amended on the date hereof, between Canadian License Co. and TMI, as in effect on the date hereof, and without giving effect to any further amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "TMI-Newco Asset Sale Agreement" means the Asset Sale Agreement, dated as of as of January 8, 2001, as amended on the date hereof, between Newco and TMI, as in effect on the date hereof, and without giving effect to any further amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "TMI-ULC Asset Sale Agreement" means the Asset Sale Agreement dated as of as of January 8, 2001, as amended on the date hereof, between ULC and TMI, as in effect on the date hereof, and without giving effect to any further amendment, modification, supplement, or restatement thereto or waiver thereunder.

     "TMI Satellite" means the satellite described in Schedule 2.3(a) of the TMI-Canadian License Co. Asset Sale Agreement.

     "Transaction Parties" shall mean the parties to this Agreement, TMI Sub, Parent Sub, Canadian Holdco, Canadian License Co. and Newco LP, and "Transaction Party" shall mean any of the foregoing.

     "ULC" means 3051361 Nova Scotia ULC, a Nova Scotia unlimited liability company.

     "Units" shall have the meaning set forth in the Newco LP Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                              MOTIENT CORPORATION


                              By: /s/Gary M. Parsons
                                  ------------------
                              Name:  Gary M. Parsons
                              Title: Chairman

                              MOBILE SATELLITE VENTURES LLC


                              By: /s/Gary M. Parsons
                                  ------------------
                              Name:  Gary M. Parsons
                              Title: Chairman


                              TMI COMMUNICATIONS INC., for and on behalf of TMI COMMUNICATIONS AND COMPANY LIMITED PARTNERSHIP


                              By: /s/Larry Boisvert
                                 -----------------------------------------------
                              Name:  Larry Boisvert
                              Title: President and CEO



                              By: /s/Ted Ignacy
                                 -----------------------------------------------
                              Name:  Ted Ignacy
                              Title: V.P. Finance

                                 NOTE INVESTORS:

                               MSV INVESTORS, LLC
                               By:  Rare Medium Group, Inc., its Managing Member


                               By: /s/Glenn S. Meyers
                                  ----------------------------------------------
                               Name: Chairman and Chief Executive Officer
                               Title: Glenn S. Meyers



                               EXISTING INVESTORS:
                               ------------------

                               COLUMBIA SPACE (QP), INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               COLUMBIA SPACE (AI), INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               COLUMBIA SPACE PARTNERS, INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               NEW INVESTORS:
                               -------------

                               COLUMBIA SPACE (QP) II, INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               COLUMBIA SPACE (AI) II, INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               COLUMBIA SPACE PARTNERS II, INC.

                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                               Name: James B. Fleming, Jr.
                               Title: President

                               EXISTING INVESTORS

                               SPECTRUM SPACE EQUITY
                               INVESTORS IV, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                               SPECTRUM SPACE IV PARALLEL, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                               SPECTRUM SPACE IV MANAGERS, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                                  NEW INVESTORS

                               SPECTRUM SPACE EQUITY
                               INVESTORS IV-II, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                               SPECTRUM SPACE IV PARALLEL II, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                               SPECTRUM SPACE IV MANAGERS II, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                                EXISTING INVESTOR

                               TELCOM SATELLITE VENTURES, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                                  NEW INVESTOR

                               TELCOM SATELLITE VENTURES II, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                                    SCHEDULES



Schedule I       -      Ownership of Newco LLC

Schedule II      -      Ownership of Newco LP Upon Conversion of Newco LLC

Schedule III     -      Convertible Notes To Be Purchased at First Closing

Schedule IV      -      Investor Interests To Be Purchased at Second Closing

Schedule V       -      Ownership of Newco LP Immediately After Second Closing

Schedule VI      -      Ancillary Agreements

Parent/Newco Disclosure Schedule

TMI Disclosure Schedule

                                    EXHIBITS

Exhibit A       Form of Newco GP Charter

Exhibit B       Form of Newco GP By-Laws

Exhibit C       Form of Newco GP Stockholders Agreement

Exhibit D       Form of Newco LP Limited Partnership Agreement

Exhibit E       Form of Convertible Note

Exhibit F       Form of US $11.5 Million Promissory Note (TMI)

Exhibit G       Form of US $15 Million Promissory Note (MSI)

Exhibit H       Form of Conversion Certificate and Form of Certificate of
                Limited Partnership

Exhibit I       Form of Merger Agreement

Exhibit J       Form of Capacity Lease

Exhibit K       Form of Rights and Services Agreement

Exhibit L       Form of Canadian Shareholders Agreement

Exhibit M       Omitted

Exhibit N       Memorandum of Understanding Describing Amendments to
                GTIS Contract

Exhibit O       Omitted

Exhibit P       Form of Guarantee

Exhibit Q       FCC Applications

Exhibit R       Operations Plan

Exhibit S       TMI Application to Industry Canada

Exhibit T       Form of Amended and Restated Cross-Licensing Agreement

Exhibit U       Form of Software License Agreement

Exhibit V       Form of Parent Transfer/Drag Along Letter

Exhibit W       Form of Security Agreement

Exhibit X       Form of Pledge and Guaranty Agreement

Exhibit Y       Form of Newco LP Agreement Addendum

Exhibit Z       Form of Newco GP Agreement Addendum

                                             SCHEDULE I

                               OWNERSHIP OF NEWCO LLC PRIOR TO CLOSING


------------------------------ ------------------------------------ ----------------- ------------------- --------------------

                                                                        Number/          Percentage            Capital
            Name                             Address                 Type of Units         Interest          Contributions
            ----                             -------                 -------------         --------          -------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Motient                        10802 Parkridge Boulevard            80 Common Units         80.0%                $1.00
                               Reston, Virginia 20191-5416
                               Tel:  (703) 758-6130
                               Fax:  (703) 758-6134
                               Attention: General Counsel,

                               Hogan & Hartson L.L.P.
                               8300 Greensboro Drive
                               Suite 1100
                               McLean, Virginia  22102
                               Tel:  (703) 610-6123
                               Fax:  (703) 610-6200
                               Attention:  Richard K.A. Becker,
                               Esq.
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Telcom Satellite Ventures      211 North Union Street               7.2 Class A             7.20%             $18,000,000
Inc.                           Suite 300                            Preferred Units
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (QP), Inc.      211 North Union Street               3.4504242 Class       3.4504242%          $8,626,061
                               Suite 300                            A Preferred
                               Alexandria, Virginia 22314           Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:    (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (AI), Inc.      211 North Union Street               0.19061125           0.19061125%           $476,528
                               Suite 300                            Class A
                               Alexandria, Virginia 22314           Preferred Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:   (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:    (617) 951-2233
                               Fax:   (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space Partners, Inc.  211 North Union Street               2.75896456           2.75896456%          $6,897,411
                               Suite 300                            Class A
                               Alexandria, Virginia 22314           Preferred Units
                               Attention:  James Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                               One International Place
Spectrum Space Equity          29th Floor                           6.18048 Class A        6.18048%           $15,451,200
Investors IV, Inc.             Boston, MA 82110                     Preferred Units
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Parallel,    One International Place              0.14464 Class A       0.144640%            $361,600
Inc.                           29th Floor                           Preferred Units
                               Boston, MA 82110
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Managers,    One International Place              0.07488 Class A       0.074880%            $187,200
Inc.                           29th Floor                           Preferred Units
                               Boston, MA 82110
                               Attention: Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Totals                                                              100 Units               100.0%          $50,000,001.00
------------------------------ ------------------------------------ ----------------- ------------------- --------------------


                                                SCHEDULE II

                              OWNERSHIP OF NEWCO LP UPON CONVERSION OF NEWCO LLC



------------------------------ ------------------------------------ ----------------- ------------------- --------------------

                                                                        Number/          Percentage            Capital
            Name                             Address                 Type of Units         Interest          Contributions
            ----                             -------                 -------------         --------          -------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Motient Sub                    10802 Parkridge Boulevard            8,000,000             48.069032%             $1.00
                               -----------------------------------  Common Units
                               Reston, Virginia 20191-5416
                               Tel:  (703) 758-6130
                               Fax:  (703) 758-6134
                               Attention:  David Engvall, Vice
                               President and General Counsel

                               with a copy to:
                               Hogan & Hartson L.L.P.
                               8300 Greensboro Drive
                               Suite 1100
                               McLean, Virginia  22102
                               Tel:  (703) 610-6123
                               Fax:  (703) 610-6200
                               Attention:  Richard K.A. Becker,
                               Esq.
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Telcom Satellite Ventures      211 North Union Street               720,000 Class A       4.326213%           $18,000,000
Inc.                           Suite 300                            Preferred Units
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (QP), Inc.      211 North Union Street               345,042.42            2.073232%           $8,626,061
                               Suite 300                            Class A
                               Alexandria, Virginia 22314           Preferred Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:    (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space (AI), Inc.      211 North Union Street               19,061.12 Class       0.114531%            $476,528
                               Suite 300                            A Preferred
                               Alexandria, Virginia 22314           Units
                               Attention:  James Fleming
                               Tel:    (703) 519-3000
                               Fax:   (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith, Esq.
                               Tel:    (617) 951-2233
                               Fax:   (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Columbia Space Partners, Inc.  211 North Union Street               275,896.46            1.657759%           $6,897,411
                               Suite 300                            Class A
                               Alexandria, Virginia 22314           Preferred Units
                               Attention:  James Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                               One International Place
Spectrum Space Equity          29th Floor                           618,048.00            3.713621%           $15,451,200
Investors IV, Inc.             Boston, MA 82110                     Class A
                               Attention:  Kevin Maroni             Preferred Units
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Parallel,    One International Place              14,464.00             0.086909%            $361,600
Inc.                           29th Floor                           Class A
                               Boston, MA 82110                     Preferred Units
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------

Spectrum Space IV Managers,    One International Place              7,488.00              0.044993%            $187,200
Inc.                           29th Floor                           Class A
                               Boston, MA 82110                     Preferred Units
                               Attention: Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                                                                    6,636,481.51
TMI Sub                        1601 Telesat Court                   Common Units          39.876156%             $1.00
                               Gloucester Court
                               Canada K1B 1B9
                               Attn:  Rory McCormick

                               with a copy to:
                               Salans Hertzfeld Heilbronn Christy
                                 & Viener

                               Rockefeller Center
                               620 Fifth Avenue
                               New York, NY  10020-2457
                               Attn:  Owen D. Kurtin, Esq.
                               Tel:  (212) 623-8374
                               Fax: (212) 632-5555

------------------------------ ------------------------------------ ----------------- ------------------- --------------------
------------------------------ ------------------------------------ ----------------- ------------------- --------------------
                               8065 Leesburg Pike
Dean & Company                 Vienna, VA  22182                    6,250 Common          0.037554%              $1.00
                               Attention:  Dean Wilde, Chairman     Units


------------------------------ ------------------------------------ ----------------- ------------------- --------------------



                                                   SCHEDULE III

                   CONVERTIBLE NOTES TO BE PURCHASED AT THE FIRST CLOSING BY THE NOTE INVESTORS

                                                  NOTE INVESTORS

======================================== ========================= ============================= ===================================
                                           AGGREGATE PRINCIPAL
                                          AMOUNT OF CONVERTIBLE        NUMBER OF NOTES AND        NAME AND ADDRESS OF Investor group
           Name of investor               NOTES TO BE PURCHASED           DENOMINATIONS                         designee
           ----------------                           ---------           -------------                         --------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
                                         $50,000,000
NOTE INVESTOR GROUP 1:
                                                                                                 MSV Investors L.L.C.
                                                                                                 c/o Rare Medium Group, Inc.
MSV Investors, L.L.C.                                                                            28 West 23rd Street
                                                                                                 New York, New York 10010
                                                                                                 Attention:  General Counsel
Jurisdiction of                                                                                  Tel:    (646) 638-9600
Incorporation:  Delaware                                                                         Fax:    (646) 638-9716





---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------

                                                                                                 with a copy to:

                                                                                                 Skadden, Arps, Slate, Meagher &
                                                                                                 Flom LLP
                                                                                                 Four Time Square
                                                                                                 New York, NY 10036
                                                                                                 Attention:  Greg Fernicola
                                                                                                 Tel:    (212) 735-3000
                                                                                                 Fax:    (917) 777-2918
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
                                         $900,000
NOTE INVESTOR GROUP 2:
                                                                                                 Telcom Satellite Ventures Inc.
                                                                                                 211 North Union Street
Telcom Satellite Ventures II,                                                                    Suite 300
Inc.                                                                                             Alexandria, Virginia 22314
                                                                                                 Attention:  Hal B. Perkins
                                                                                                 Tel:    (703) 706-3800
                                                                                                 Fax:    (703) 706-3801

---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
NOTE INVESTOR GROUP 3:                   $772,560                                                Spectrum Space Equity Investors IV,
                                                                                                 Inc.
                                                                                                 One International Place
Spectrum Space Equity                                                                            29th Floor
Investors IV-II, Inc.                                                                            Boston, MA 82110
                                                                                                 Attention:  Kevin Maroni
                                                                                                 Tel:    (617) 464-4600
                                                                                                 Fax:    (617) 464-4601
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
                                         18,080
Spectrum Space IV-II
Parallel, Inc.
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
                                         9,360
Spectrum Space IV-II                                                                             with a copy to:
Managers, Inc.
                                                                                                 Edwards & Angell, LLP
                                                                                                 101 Federal Street
                                                                                                 Boston, MA 02100
                                                                                                 Attention:  Stephen Meredith,
                                                                                                 Esq.
                                                                                                 Tel:    (617) 951-2233
                                                                                                 Fax:    (888) 325-9120
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------

NOTE INVESTOR GROUP 4:                                                                           Columbia Space Partners, Inc.
                                                                                                 211 North Union Street
                                                                                                 Suite 300
Columbia Space (QP) II, Inc.             $431,303                                                Alexandria, Virginia 22314
                                                                                                 Attention:  James Fleming and Don
                                                                                                 Doering
                                                                                                 Tel:    (703) 519-3000
                                                                                                 Fax:    (703) 519-3904

---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
                                         $23,826                                                 with a copy to:

Columbia Space (AI) II, Inc.                                                                     Edwards & Angell, LLP
                                                                                                 101 Federal Street
                                                                                                 Boston, MA 02100
                                                                                                 Attention:  Stephen Meredith,
                                                                                                 Esq.
                                                                                                 Tel:    (617) 951-2233
                                                                                                 Fax:    (888) 325-9120
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
---------------------------------------- ------------------------- ----------------------------- -----------------------------------
Columbia Space Partners II,              $344,871
Inc.
---------------------------------------- ------------------------- ----------------------------- -----------------------------------


                                   SCHEDULE IV

                               EXISTING INVESTORS

======================================= =========================== =========================== ====================================
                                                                        purchase price for
                                            investor interests        INVESTOR INTERESTS to       NAME AND ADDRESS OF Investor group
           Name of investor                     Purchased                  be purchased                        designee
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------

INVESTOR GROUP 1:

Telcom Satellite Ventures,
Inc.
Jurisdiction of
Incorporation:  Delaware

                                        0.847900%                   US$1,800,000                Telcom Satellite
                                        (279,219.51                                             Ventures Inc.
                                        Class A                                                 211 North Union Street
                                        Preferred Units)                                        Suite 300
                                                                                                Alexandria, Virginia 22314
                                                                                                Attention:  Hal B. Perkins
                                                                                                Tel:    (703) 706-3800
                                                                                                Fax:    (703) 706-3801


--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------

INVESTOR GROUP 2:

Columbia Space (QP), Inc.
Jurisdiction of                                                     US$862,606
Incorporation:  Delaware
                                        0.406300%                                               Columbia Space
                                        (133,809.13                                             Partners, Inc.
                                        Class A                                                 211 North Union Street
                                        Preferred Units)                                        Suite 300
                                                                                                Alexandria, Virginia 22314
                                                                                                Attention:  James Fleming and Don
                                                                                                Doering
                                                                                                Tel:    (703) 519-3000
                                                                                                Fax:    (703) 519-3904
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Columbia Space (AI), Inc.               0.022400%                   US$47,653                   with a copy to:
Jurisdiction of                         (7,392.00
Incorporation:  Delaware                Class A                                                 Edwards & Angell, LLP
                                        Preferred Units)                                        101 Federal Street
                                                                                                Boston, MA 02100
                                                                                                Attention:  Stephen Meredith,
                                                                                                Esq.
                                                                                                Tel:    (617) 951-2233
                                                                                                Fax:    (888) 325-9120
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Columbia Space Partners, Inc.           0.324900%                   US$689,741
Jurisdiction of                         (106,993.99
Incorporation:  Delaware                Class A
                                        Preferred Units)
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
INVESTOR GROUP 3:

Spectrum Space Equity
Investors IV, Inc.
Jurisdiction of
Incorporation:  Delaware
                                        0.727800% (239,682.02       US$1,545,120
                                        Class A Preferred
                                        Units)
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Spectrum Space IV Parallel,             0.017000%                   US$36,160
Inc.
                                        (5,609.21
Jurisdiction of                         Class A
Incorporation:  Delaware                Preferred Units)


--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Spectrum Space IV Managers,             0.008800%                   US$18,720
Inc.                                    (2,903.88
                                        Class A
Jurisdiction of                         Preferred Units)
Incorporation:  Delaware

--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Totals for Existing Investors                                       US$5,000,000
                                        2.355100%

                                        (775,609.74
                                        Class A
                                        Preferred Units)
======================================= =========================== =========================== ====================================






                                  NEW INVESTORS

======================================= =========================== =========================== ====================================
           Name of investor                 investor interests          purchase price for        NAME AND ADDRESS OF Investor group
           ----------------
                                                                      INVESTOR INTERESTS to
                                                Purchased                  be purchased                        designee
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------

INVESTOR GROUP 1:

Telcom Satellite Ventures
II, Inc.
Jurisdiction of
Incorporation:  Delaware

                                        7.631100%                   US$16,200,000               Telcom Satellite
                                        (2,512,975.56                                           Ventures Inc.
                                        Class A                                                 211 North Union Street
                                        Preferred Units)                                        Suite 300
                                                                                                Alexandria, Virginia 22314
                                                                                                Attention:  Hal B. Perkins
                                                                                                Tel:    (703) 706-3800
                                                                                                Fax:    (703) 706-3801


--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------

INVESTOR GROUP 2:

Columbia Space (QP), II,                                                                        Columbia Space
Inc.                                    3.657000%                   US$7,763,455                Partners, Inc.
Jurisdiction of                         (1,204,282.18                                           211 North Union Street
Incorporation:  Delaware                Class A                                                 Suite 300
                                        Preferred Units)                                        Alexandria, Virginia 22314
                                                                                                Attention:  James Fleming and Don
                                                                                                Doering
                                                                                                Tel:    (703) 519-3000
                                                                                                Fax:    (703) 519-3904
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Columbia Space (AI) II, Inc.            0.202000%                   US$428,875                  with a copy to:
Jurisdiction of                         (66,527.97
Incorporation:  Delaware                Class A                                                 Edwards & Angell, LLP
                                        Preferred Units)                                        101 Federal Street
                                                                                                Boston, MA 02100
                                                                                                Attention:  Stephen Meredith,
                                                                                                Esq.
                                                                                                Tel:    (617) 951-2233
                                                                                                Fax:    (888) 325-9120
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Columbia Space Partners II,             2.924200%                   US$6,207,670
Inc.                                    (962,945.91
Jurisdiction of                         Class A
Incorporation:  Delaware                Preferred Units)
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
INVESTOR GROUP 3:

Spectrum Space Equity
Investors IV-II, Inc.
Jurisdiction of
Incorporation:  Delaware
                                        6.550600%                   US$13,906,080
                                        (2,157,138.22
                                        Class A Preferred
                                        Units)
--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Spectrum Space IV Parallel              0.153300%                   US$325,440
II, Inc.
                                        (50,482.89
Jurisdiction of                         Class A
Incorporation:  Delaware                Preferred Units)


--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Spectrum Space IV Managers              0.079400%                   US$168,480
II, Inc.                                (26,134.95
                                        Class A
Jurisdiction of                         Preferred Units)
Incorporation:  Delaware

--------------------------------------- --------------------------- --------------------------- ------------------------------------
--------------------------------------- --------------------------- --------------------------- ------------------------------------
Totals for New Investors                                            US$45,000,000
                                        21.197600%

                                        (6,980,487.68
                                        Class A
                                        Preferred Units)
======================================= =========================== =========================== ====================================




                                   SCHEDULE V

                 OWNERSHIP OF NEWCO LP FOLLOWING SECOND CLOSING



Parent                              8,387,804.87 units                 25.47%

Lead Note Investor                  7,756,097.42 units                 23.55%

Second Closing Investors            10,143,902.29units                 30.81%

TMI                                 6,636,481.51 units                 20.15%

Dean & Co.                          6,250.00 units                     0.02%

Total                               32,930,536.09 units                100%



Notes to schedule:

Motient includes initial 8,000,000 plus 387,804.87 units associated with $2.5 million note conversion.

Lead Note Investor includes $50.0 million of debt conversion.

Second Closing Investors includes units associated with initial $50 million contribution, $2.5 million of note conversion, and $50 million from Second Closing.

                                             SCHEDULE VI

                                        ANCILLARY AGREEMENTS

(1)      Newco LP Agreement

(2)      Newco GP Stockholders Agreement

(3)      Asset Sale Agreements

(4)      Telesat Preferred Provider Agreement

(5)      Canadian Shareholders Agreement

(6)      Capacity Lease Agreement

(7)      Amended and Restated Cross-Licensing Agreement

(8)      Amendment No. 2 to Research & Development Agreement

(9)      Rights and Services Agreement

(10)     Software License Agreement

(11)     Patent Assignment Agreement

(12)     TMI Note

(13)     MSI Note

(14)     TMI - Telesat Letter Agreement

(15)     Non-Interference Agreement

(16)     Telesat Management Services Agreement (Amendment)

(17)     Security Agreement

(18)     Guarantee

(19)     Pledge Agreement

(20)     Document Standstill and Termination Agreement

(21)     Parent Transfer/Drag Along Letter

(22)     Restoral Capacity Agreement

(23)     Amendment No. 2 to Registration Rights Agreement

(24)     Holdback Side Letter